                                                                   EXHIBIT 10.18
                                                                   -------------



                          PURCHASE AND SALE AGREEMENT


                                    Between

                         NORTHSTAR 485 5TH HOLDING LLC

                                               SELLER,

                                      and

                          TOMMY HILFIGER U.S.A., INC.

                                             PURCHASER.



                                   Premises:

                               485 Fifth Avenue
                              New York, New York


                               February 2, 2000

                               TABLE OF CONTENTS

                                                                           Page

1.   PURCHASE AND SALE......................................................  1

2.   PURCHASE PRICE AND DEPOSIT.............................................  2

3.   STATUS OF THE TITLE....................................................  4

4.   TITLE INSURANCE, LIENS.................................................  5

5.   APPORTIONMENTS.........................................................  7

6.   PROPERTY NOT INCLUDED IN SALE.......................................... 12

7.   COVENANTS.............................................................. 12

8.   ASSIGNMENTS BY SELLER AND ASSUMPTIONS BY PURCHASER; SECURITY DEPOSITS;
     EMPLOYEES.............................................................. 15

9.   CONDITION OF THE PROPERTY.............................................. 16

10.  REPRESENTATIONS AND WARRANTIES......................................... 17

11.  DAMAGE AND DESTRUCTION................................................. 21

12.  CONDEMNATION........................................................... 22

13.  BROKERS AND ADVISORS................................................... 23

14.  TAX REDUCTION PROCEEDINGS.............................................. 24

15.  TRANSFER TAXES, RECORDING AND OTHER CHARGES............................ 24

16.  DELIVERIES TO BE MADE ON THE CLOSING DATE.............................. 25

17.  CLOSING DATE........................................................... 27

18.  NOTICES................................................................ 27

19.  DEFAULT BY PURCHASER OR SELLER......................................... 29

                                                                           Page
                                                                           ----

20.    FIRPTA COMPLIANCE.................................................... 29

21.    INTENTIONALLY OMITTED................................................ 30

22.    ENTIRE AGREEMENT..................................................... 30

23.    AMENDMENTS........................................................... 30

24.    WAIVER............................................................... 30

25.    PARTIAL INVALIDITY................................................... 30

26.    SECTION HEADINGS..................................................... 31

27.    GOVERNING LAW........................................................ 31

28.    PARTIES; ASSIGNMENT AND RECORDING.................................... 31

29.    CONFIDENTIALITY AND PRESS RELEASES................................... 31

30.    FURTHER ASSURANCES................................................... 32

31.    THIRD PARTY BENEFICIARY.............................................. 32

32.    JURISDICTION AND SERVICE OF PROCESS.................................. 32

33.    WAIVER OF TRIAL BY JURY.............................................. 33

34.    MISCELLANEOUS; DEFINITIONS........................................... 33

Schedules

A.   Description of the Land
B.   Easements, Conditions, Restrictions and Encumbrances
C.   List of Employees
C-1 Contracts or Agreements for the Provision of Building Services to Be Terminated
D.   List of Leases
E.   List of Contracts
F.   List of Security Deposits
G.   Arrearage Schedule
H.   Litigation
I.   Violations
J.   Employment Agreements
K.   Environmental Reports
L.   Engineering Reports
M.   Tenant Inducement Costs
N.   Leasing Commissions
O.   Reports of All Pleadings in Connection with the Check Cashing Litigation

Exhibits

1.   Form of Deed
2.   Form of Bill of Sale
3.   Form of Notice to Tenants
4.   Form of FIRPTA Affidavit
5.   Form of Assignment and Assumption of Leases and Contracts
6.   Form of General Assignment and Assumption Agreement
7.   Form of First Amendment to Zoning Lot Development Agreement

          PURCHASE AND SALE AGREEMENT (this "Agreement") made as of the 2nd day
                                             ---------
of February, 2000 between NORTHSTAR 485 5TH HOLDING LLC , a Delaware limited liability company, having an address at c/o NorthStar Capital Investment Corp., 527 Madison Avenue, 16th Floor, New York, New York 10022 ("Seller") and TOMMY
                                                           ------
HILFIGER U.S.A., INC., a Delaware corporation, having an address at 25 West 39/th/ Street, New York, New York 10018 ("Purchaser").
                                          ---------

                             W I T N E S S E T H:
                             - - - - - - - - - -

          WHEREAS, Seller is the owner and holder of the fee simple estate in and to that certain plot, piece and parcel of land (the "Land") known as 485
                                                         ----
Fifth Avenue, New York, New York and more particularly described in Schedule A
                                                                    ----------
annexed hereto, together with the building and all other improvements (collectively, the "Building") located on the Land (the Building and the Land
                    --------
are hereinafter sometimes collectively referred to as the "Premises");
                                                           --------

          WHEREAS, Seller desires to cause the sale, assignment and transfer of its interests in and to the Premises to Purchaser in accordance with the terms and provisions of this Agreement, and Purchaser desires to purchase such interests from Seller upon the terms more particularly set forth in this Agreement;

          NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, the parties hereto covenant and agree as follows:

          1.   PURCHASE AND SALE.
               -----------------

               (a) Seller shall sell, assign and convey to Purchaser, and Purchaser shall purchase and assume from Seller, subject to the terms and conditions of this Agreement, all of Seller's right, title and interest in and to and under (i) the Premises, (ii) the fixtures, furnishings, furniture, equipment, machinery, inventory, appliances and other tangible and intangible personal property owned by Seller and located at the Premises and used in connection with the operation thereof (collectively, the "Personalty"); (iii)
                                                          ----------
all leases, licenses and other occupancy agreements demising space at the Premises, together with all amendments and modifications thereof and supplements relating thereto (collectively, "Leases") and all service, maintenance, supply
                                 ------
and other agreements relating to the operation of the Premises, together with all modifications and amendments thereof and supplements relating thereto, but specifically excluding the contracts or agreements for the provision of building services set forth on Exhibit C-1 (collectively, the "Contracts") in effect on
                                                      ---------
the Closing Date (subject to Section 7 hereof); and (iv) if any, to any land
                             ---------
lying in the bed of any street, road or avenue, opened or proposed, adjoining the Premises to the center line thereof, including any right of Seller to any unpaid award by reason of any taking by condemnation and/or for any damage to the Premises by reason of change of grade of any street or highway. Seller shall deliver at no additional cost to Purchaser, at Closing (as hereinafter defined), or thereafter, on demand, any documents that Purchaser may reasonably require for the conveyance of such title and the assignment and collection of such award or damages. The items described in clauses (i), (ii) (iii) and (iv) above shall be referred to herein collectively as the "Property."
                                        --------

               (b) The parties hereto acknowledge and agree that the value of the Personalty is de minimis and no part of the Purchase Price (as hereinafter
                  -- -------
defined) is allocable thereto.

          2.   PURCHASE PRICE AND DEPOSIT.
               --------------------------

          The purchase price to be paid by Purchaser to Seller for the Property (the "Purchase Price") is THIRTY SEVEN MILLION, TWO HUNDRED FIFTY THOUSAND AND
      --------------
NO/100 DOLLARS ($37,250,000), subject to apportionment as provided in Section 5
                                                                      ---------
below, payable as follows:

               (a) Simultaneously with the execution of this Agreement by Purchaser, Purchaser is delivering to Battle Fowler LLP, as escrow agent (the "Escrow Agent") to be held in escrow in accordance with Section 21 hereof, the
 ------------
sum of TWO MILLION AND NO/100 DOLLARS ($2,000,000.00) (such sum as same may be increased pursuant to Section 17 hereof, and all interest accrued thereon, collectively, the "Deposit") by unendorsed bank check issued by a bank which is
                   -------
a member of the New York Clearinghouse Association and payable directly to the order of Escrow Agent or by wire transfer of immediately available funds to an account (the "Escrow Account") designated and maintained by Escrow Agent. Except
              --------------
as otherwise expressly provided herein, the Deposit shall be non-refundable.

               (b) Upon receipt by Escrow Agent of the Deposit, to the extent possible, Escrow Agent shall cause the same to be invested in 30-day (or shorter) United States Treasury instruments. Any amount that cannot be so invested (not to exceed $100,000) may be deposited in a federally insured interest-bearing account selected by Escrow Agent (it being agreed that Escrow Agent shall not be liable for the amount of any interest or loss of principal that results from any such investments). If the Closing occurs, the interest on the Escrow Deposit, if any, shall be paid to Seller (without credit against the Purchase Price) and, if the Closing does not occur and this Agreement is terminated, then the interest earned on the Escrow Deposit shall be paid to the party entitled to receive the Deposit as provided in this Agreement.

               (c) On the Closing Date, Purchaser shall pay to Seller an amount equal to the Purchase Price less the amount of the Deposit, subject to the prorations and adjustments set forth in Section 5 hereof and subject to a credit
                                        ---------
in the amount of the Assumed Debt Credit (as defined in Section 2(d) hereof) if
                                                        ------------
applicable pursuant to Section 2(d) below, plus any other amounts required to be paid to Seller by Purchaser at the Closing, in immediately available funds as more particularly set forth in
Section 2(c) below.

               (d) All monies payable by Purchaser under this Agreement, unless otherwise specified in this Agreement, shall be paid by (i) unendorsed bank check(s) issued by a bank which is a member of the New York Clearinghouse Association and payable directly to the order of Seller, or to such person or entity or persons or entities as Seller may designate in writing at least three(3) business days prior to the Closing Date (as defined in Section 17
                                                                ----------
hereof), or (ii) upon three(3) business days prior notice given by Seller to Purchaser, by Purchaser causing said amount to be transferred in immediately available federal funds for credit to such bank account or accounts, and divided into such amounts as may be required to consummate the transactions contemplated by this Agreement, or (iii) any combination of items (i) and (ii) above as Seller may direct by notice to Purchaser at least three(3) business days prior to the Closing Date.

               (e) Purchaser shall use diligent efforts to obtain prior to the Closing, at no cost and expense to Seller, all consents of Lender (as defined below) necessary in connection with the assumption by Purchaser of the Assumed Debt and Seller agrees to fully cooperate and work with Purchaser to obtain such consent. If the parties are able to obtain Lender's consent prior to the Closing, then, on the Closing Date, upon delivery of all of the items to Seller by Purchaser pursuant to Section 16 hereof, Purchaser shall receive a credit (the "Assumed Debt Credit") against the Purchase Price for the portion of the
      -------------------
Purchase Price equal to the sum of (i) the outstanding principal balance, and
(ii) all accrued unpaid interest thereon, by virtue of Purchaser assuming that certain loan (the "Assumed Debt") as evidenced by that certain Note
                   ------------
Consolidation and Modification Agreement (the "Note") dated November 17, 1998
                                               ----
executed between Seller and The Mutual Life Insurance Company of New York, now known as, MONY Life Insurance Company ("Lender") in the original principal sum
                                        ------
of $20,500,000 and secured, inter alia, by that certain an Amended Restated and
                            ----------
Consolidated Mortgage, Assignment of Leases and Rents and Security Agreement dated of even date between Seller and Lender (the "Mortgage") which Mortgage is
                                                   --------
an encumbrance upon the Premises. The Note, the Mortgage and all other documents executed in connection with the Assumed Debt (other than any guarantees or pledge agreements given in connection therewith) are collectively hereinafter referred to as the "Assumed Debt Documents." It is agreed and understood that
                    ----------------------
Purchaser shall reimburse Seller on the Closing Date in an amount equal to all reserves and/or escrows (collectively, the "Reserves"), including the Initial
                                            --------
Capital Improvement Escrow (as defined in the Assumed Debt Documents) required by Lender to be deposited by Seller in connection with the Assumed Debt. Notwithstanding the foregoing, Seller shall have no obligation hereunder to obtain Lender's consent for the assumption of the Assumed Debt by Purchaser nor shall Seller have any liability whatsoever to Purchaser in the event that Purchaser is unable to obtain such consent prior to Closing, it being agreed to by Purchaser that Purchaser's obligations hereunder are in no way contingent upon or conditioned upon its assumption of the Assumed Debt or its ability to obtain Lender's Consent in connection therewith inasmuch as Purchaser acknowledges that its obligations hereunder to purchase the Premises are not contingent upon or conditioned upon obtaining financing. If, in connection with an assignment or an assumption by Purchaser of the Assumed Debt, Seller is unable to obtain a release from the Lender of Seller's obligations under the Assumed Loan (as well as the obligations of any parties who delivered guaranties or indemnities in connection with the Assumed Loan), then Seller shall discharge the Assumed Loan as aforesaid in lieu of assigning the same to Purchaser.

          As used in this Agreement, the term "business day" shall mean every
                                               ------------
day other than Saturdays, Sundays, all days observed by the federal or New York State government as legal holidays and all days on which commercial banks in New York State are required by law to be closed.

               (f)  All interest earned on the amount delivered pursuant to
Section 2(a) hereof shall be reported to the IRS, and to any other taxing authority with jurisdiction (if any), as income of the party ultimately entitled to the Deposit. Seller and Purchaser, as appropriate, shall promptly execute all forms reasonably required by the other party to effectuate the intent of this Section, including, without limitation, Form W-9.



          3.   STATUS OF THE TITLE.
               -------------------

          Subject to the terms and provisions of this Agreement, Seller's interest in the Premises shall be sold, assigned and conveyed by Seller to Purchaser, and Purchaser shall accept same, subject only to the following (collectively, the "Permitted Encumbrances"):
                    ----------------------

               (a)  the state of facts disclosed on the survey prepared by Henry
J. McGuigan P.C. dated November 13, 1998 and any further state of facts a current survey of the Premises or a personal inspection would disclose;

               (b) the standard printed exclusions from coverage contained in the ALTA form of owners title policy currently in use in New York, with the standard New York endorsement, together with the easements, conditions, restrictions, agreements, encumbrances and other matters as set forth on Schedule B annexed hereto;
----------

               (c) Non-Objectionable Encumbrances (as hereinafter defined); and any liens, encumbrances or other title exceptions approved or waived by Purchaser as provided in Section 4;
                         ---------

               (d) Property Taxes (as hereinafter defined) which are a lien but not yet due and payable, subject to proration in accordance with Section 5
                                                                 ---------
hereof;

               (e) any laws, rules, regulations, statutes, ordinances, orders or other legal requirements affecting the Premises, including, without limitation, those relating to zoning and land use;

               (f) rights of record of any utility company and easements and franchises for electricity, water, steam, gas, telephone or other service or the right to use and maintain poles, lines, wires, cables, pipes, boxes and other fixtures and facilities in, over, under and upon the Premises;

               (g) any installment not yet due and payable of assessments imposed after the date hereof and affecting the Premises or any portion thereof,

               (h) all violations of laws, rules, regulations, statutes, ordinances, orders or requirements, now or hereafter issued or noted (including, without limitation, those attached hereto as Schedule I) (each a "Violation" and
                                             ----------           ---------
collectively "Violations") other than those which are the responsibility of the
              ----------
tenant under the Hilfiger Lease to cure or which result from any act or failure to act by the tenant under the Hilfiger Lease (each a "Hilfiger Violation");
                                                       ------------------
provided, however, if a new violation (other than a Hilfiger Violation, comes of record between the date hereof and the Closing Date (a "New Seller Violation")
                                                        --------------------
(it being agreed that any other violation is a "Permitted Encumbrance"), Seller
                                                ---------------------
shall have the right but not the obligation to cure the same, but if Seller elects not to cure the same, Purchaser shall take title to the Premises subject to such New Seller Violation, in which event, the Purchase Price shall be reduced by the amount necessary to remove same; provided that if the cost to cure or remove such New Seller Violation is in excess of $25,000 then Seller may elect to terminate this Agreement, in which event Seller shall deliver the Deposit to Purchaser, after which no party hereto shall have any rights or obligations hereunder except as expressly provided otherwise, provided that in such an event Purchaser may elect, at its option, to close without such New Seller Violation being cured and receive a $25,000 credit against the Purchase Price. Purchaser agrees that neither it nor any of its officers, directors, employees, agents or anyone acting through or at their direction shall contact the New York City Department of Buildings or any other New York City agency with respect to any violations without Seller's prior written consent which may be withheld in Seller's sole and absolute discretion, provided Purchaser may cause the Title Company to perform normal departmental searches with respect to violations on the Property. If Purchaser breaches its obligation to refrain from contacting the New York City Department of Buildings or any other New York City agency as aforesaid, all violations now or hereafter noted against or encumbering the Premises shall be deemed "Permitted Encumbrances"; and

               (i) the rights and interests held by tenants under the Leases in effect at Closing.



          4.   TITLE INSURANCE, LIENS.
               ----------------------

               (a)  (i)    Purchaser has ordered, at Purchaser's expense, a
title commitment (the "Commitment") for an owner's policy of title insurance
                       ----------
with respect to Purchaser's acquisition of the Premises from Commonwealth Land Title Insurance Company (the "Title Company"), a copy of which shall be
                              -------------
furnished to Seller and Seller's attorneys within five (5) business days after a fully executed copy of this Agreement is received by Purchaser. Within five (5) business days after receipt thereof by Seller and Seller's attorneys, time being of the essence, Purchaser or Purchaser's attorneys shall furnish to Seller and Seller's attorneys a written statement setting forth such exceptions to title appearing on such Commitment which Purchaser claims are not Permitted Encumbrances (the "Title Objections"); provided, however, that in no event shall
                   -----------------
any lien, encumbrance or other exception arising as a result of any act or omission of Purchaser or anyone acting on behalf of Purchaser be deemed a Title Objection. Unless Purchaser or Purchaser's attorney shall timely notify Seller and Seller's attorney of any Title Objections, all matters which are set forth in any such Commitment shall be deemed to constitute additional Permitted Encumbrances. If Purchaser delivers such objection notice within the time period aforesaid, any liens, encumbrances and other title exceptions appearing on such Commitment which are not expressly objected to in such notice shall not constitute Title Objections and shall be deemed Permitted Encumbrances.

                    (ii) If, prior to the Closing Date, the Title Company shall deliver any update to the Commitment which discloses additional liens, encumbrances or other title exceptions which were not disclosed by the Commitment) (each, an "Update Exception"), then Purchaser shall have until the
                       ----------------
earlier of (x) two (2) business days after delivery of such update or (y) the business day immediately preceding the Closing Date, time being of the essence (the "Update Objection Date") to deliver notice to Seller objecting to any of
      ---------------------
the Update Exceptions. If Purchaser fails to deliver such objection notice by the Update Objection Date, Purchaser shall be deemed to have waived its right to object to any Update Exceptions (and the same shall not be deemed Title Objections and shall be deemed Permitted Encumbrances). If Purchaser shall deliver such objection notice by the Update Objection Date, any Update Exceptions which are not objected to in such notice shall not constitute Title Objections and shall be deemed Permitted Encumbrances.

                    (iii) If, at the Closing Date, the Title Company shall deliver any update to the Commitment which discloses additional liens, encumbrances or other title exceptions which were not disclosed by the Commitment or any updates delivered pursuant to subparagraph (ii) above, then Seller may adjourn the Scheduled Closing Date for a reasonable period or periods, not to exceed ninety (90) days ("Title Cure
                                                                 ----------
Period"), in order to attempt to eliminate such exceptions.
------

                    (iv) Purchaser shall not be entitled to object to, and shall be deemed to have approved, any liens, encumbrances or other title exceptions (and the same shall not constitute Title Objections but shall be deemed Permitted Encumbrances) (1) over which the Title Company is willing to insure (without additional cost to Purchaser), (2) against which the Title Company is willing to provide affirmative insurance (without additional cost to Purchaser), or (3) which will be extinguished upon the transfer of the Property (collectively, the "Non-Objectionable Encumbrances"). Notwithstanding anything
                    ------------------------------
to the contrary contained herein, if Seller is unable to eliminate the Title Objections set forth in the Commitment or any update thereto by the Scheduled Closing Date (as hereinafter defined), unless the same are waived by Purchaser without any abatement in the Purchase Price, Seller may, upon at least two (2) business days' prior notice ("Title Cure Notice") to Purchaser (except with
                              ------------------
respect to matters first disclosed during such two (2) business day period, as to which matters notice may be given at any time through and including the Scheduled Closing Date) adjourn the Scheduled Closing Date for the Title Cure Period, in order to attempt to eliminate such exceptions.

               (b) If Seller is unable to eliminate any Title Objection within the Title Cure Period, unless the same is waived by Purchaser, then, Purchaser may (i) accept the Property subject to such Title Objection without abatement of the Purchase Price, in which event (x) such Title Objection shall be deemed to be, for all purposes, a Permitted Encumbrance, (y) Purchaser shall close hereunder notwithstanding the existence of same, and (z) Seller shall have no obligations whatsoever after the Closing Date with respect to Seller's failure to cause such Title Objection to be eliminated, or (ii) terminate this Agreement by written notice given to Seller and Escrow Agent within five (5) business days following expiration of the Title Cure Period, time being of the essence, in which event Purchaser shall be entitled to a return of the Deposit. If Purchaser shall fail to deliver the termination notice described in clause (ii) within the five (5) business day period described therein, TIME BEING OF THE ESSENCE, Purchaser shall be deemed to have made the election under clause (i). Upon the
                                                          ----------
timely giving of any termination notice under clause (ii), this Agreement shall
                                              -----------
terminate and upon return of the Deposit to Purchaser, neither party hereto shall have any further rights or obligations hereunder other than those which are expressly provided to survive the termination hereof.

               (c) It is expressly understood that in no event shall Seller be required to bring any action or institute any proceeding, or to otherwise incur any costs or expenses in order to attempt to eliminate any Title Objections or to otherwise cause title in the Premises to be in accordance with the terms of this Agreement on the Closing Date; provided, however, that Seller shall, upon consummation of the Closing, cause any Title Objections such as mortgages (excluding the Assumed Debt, in the event that Purchaser assumes the Assumed Debt), taxes, judgments or other liens or encumbrances (collectively "Liens") voluntarily created by Seller subsequent to the date hereof encumbering
 -----
the Premises to be, at Purchaser's election upon notice given to Seller at least fifteen (15) business days prior to Closing, either (i) assigned to Seller or to Seller's lender or any other designee in accordance with and subject to the provisions of Section 4(f), below, or (ii) discharged of record. Notwithstanding the previous sentence, Seller agrees to remove through payment, "bonding over" or depositing a sufficient amount with the Company in escrow for removal from the Title Policy all Liens in a liquidated amount, not to exceed $75,000.00 (as such amount may be reduced by an amount equal to 21/34 of any amounts either expended by Purchaser to cure Violations or New Seller Violations or credited to Purchaser in either case pursuant to Section 3(h) above), provided however, that, if the Company will "insure over" or "omit" any such Lien based upon an indemnity from Seller or an affiliate of Seller, Seller shall not be required to remove same through payment, "bonding over" or depositing a sufficient amount with the Company in escrow for removal. If, in connection with an assumption by Purchaser of the Assumed Debt by Purchaser, Seller is unable to obtain a release from Lender of Seller's obligations under the Assumed Debt (as well as the obligations of any parties who have delivered guarantees or indemnities in connection with the Assumed Debt), then Seller shall discharge the Assumed Debt (or cause same to be assigned to Seller or to Seller's lender or any other designee in accordance with and subject to the provisions of Section 4(f), below).

               (d) If Seller shall have adjourned the Scheduled Closing Date in order to cure Title Objections in accordance with the provisions of this Section
                                                                         -------
4 (it being understood that Seller is under no obligation to effect such cure),
-
Seller shall, upon the satisfactory cure thereof, promptly reschedule the Scheduled Closing Date, upon at least ten (10) business days' prior notice to Purchaser (the "New Closing Notice"); it being agreed, however, that if any
                ------------------
matters which are Title Objections arise between the date the New Closing Notice is given and the rescheduled Scheduled Closing Date, Seller may again adjourn the Closing for a reasonable period or periods, in order to attempt to cause such exceptions to be eliminated by sending Purchaser a Title Cure Notice, it being agreed, however, that Seller shall not be entitled to adjourn the Scheduled Closing Date pursuant to this Section 4 for a period or periods in
                                        ---------
excess of ninety (90) days in the aggregate.

               (e) If the Commitment discloses judgments, bankruptcies or other returns against other persons having names the same as, or similar to, that of Seller, Seller, on request, shall deliver to the Title Company affidavits reasonable satisfactory to Title Company showing that such judgments, bankruptcies or other returns are not against Seller in order to induce the Title Company to omit exceptions with respect to such judgments, bankruptcies or other returns or to insure over same.

               (f) If Purchaser has not received Lender Consent, Seller shall cause the Assumed Debt and any liens voluntarily created by Seller subsequent to the date hereof encumbering the Premises to be discharged of record.

          5.   APPORTIONMENTS.
               --------------

               (a) The following shall be apportioned between Seller and Purchaser on a per diem basis as of the close of business on the day immediately preceding the Closing Date (the "Apportionment Date"):
                                 ------------------

                    (i) Prepaid rents, fixed rents and additional rents payable pursuant to the Leases (including, without limitation, operating expense escalation payments, real estate tax escalation payments and percentage rent, if any, payable under the Leases) (collectively, "Rents") to be apportioned in
                                               -----
accordance with Section 5(b) below;
                ------------

                    (ii) Real estate taxes, sewer rents and taxes, water rates and charges (to the extent not accounted for pursuant to clauses (i) and (iii) hereof or to the extent not billed to and payable directly by any Tenant), vault charges and taxes, and any other governmental taxes and charges levied or assessed against the Real Property (collectively, "Property Taxes"), on the
                                                   --------------
basis of the respective periods for which each is assessed or imposed or on the basis of meter readings, to be apportioned in accordance with this Section 5;
                                                                   ---------

                    (iii) Charges (to the extent not accounted for pursuant to clauses (i) and (ii) above or to the extent not billed to and payable directly by any Tenant) for electricity, steam, gas and any other utilities (collectively, "Utilities") made by the utility companies servicing the Premises
                ---------
to be apportioned in accordance with Section 5(e) hereof, and transferable
                                     ------------
utility deposits, if any, but all amounts refundable under unassigned or unassignable utility agreements shall remain the property of Seller;

                    (iv) Fuel (to the extent not accounted for pursuant to clause (i), (ii) or (iii) hereof), if any, based on a reading Seller will endeavor to have completed within five (5) days prior to the Closing Date or, if not so completed, as reasonably estimated by Seller's supplier, at current cost, together with any sales taxes payable in connection therewith, if any. A letter from Seller's fuel supplier shall be conclusive evidence as to the quantity of fuel on hand and the current cost therefor;

                    (v) With respect to the Assumed Debt, all interest payable on the Note attributable to the month in which the Closing shall occur;

                    (vi) Administrative charges on the cash security deposits held pursuant to the Leases (to the extent permitted by law or by the terms of the applicable Lease);

                      (vii) prepaid fees for licenses and other permits assigned to Purchaser at the Closing;

                      (viii) any amounts prepaid or payable by Seller of the Property under the Contracts;

                      (ix) all other operating expenses, prepaid or payable, with respect to the Premises; and

                      (x) such other items as are customarily apportioned in accordance with real estate closings of commercial properties in the Borough of Manhattan.

             (b)      (i)    All Rents paid or payable for the billing period in
which the Closing Date occurs as set forth on a statement provided by Seller to Purchaser shall be apportioned between Seller and Purchaser on a per-diem basis as of the Apportionment Date. In the event that such statement evidences any past due Rents owing by any tenant, for any billing period prior to the billing period in which the Closing date occurs ("Past Due Rents"), such Past Due Rents
                                          --------------
(other than Past Due Rents accrued under that certain lease dated as of July 5, 1995, as thereafter amended, between Seller, as Landlord, and Purchaser, as Tenant, demising a portion of the Premises (the "Hilfiger Lease")) shall be
                                                 --------------
apportioned on the basis of the period for which the same is payable and if, as and when collected, as follows:

                      (ii) Purchaser shall use its commercially reasonable efforts to collect Past Due Rent allocable to the period commencing January 1, 2000 and continuing up to and including the Closing Date (the "Collection
                                                               ----------
Period") on behalf of Seller as Seller shall direct, using counsel selected by
------
Seller and at Seller's sole cost and expense. In the course of pursuing the collection of Past Due Rent in accordance with the provisions of the foregoing sentence, Purchaser shall seek any and all remedies against the debtors of such Past Due Rent which remain uncollected after Closing which may be requested by Seller, but Purchaser is not obligated to bring eviction proceedings against a delinquent tenant, unless it decides to do so in Purchaser's sole discretion. Any Rent received from any such tenant after the Closing Date shall be applied in the following order of priority: (1) first, to payment of the current Rent and reimbursements then due for the month in which the Closing Date occurs, this amount to be apportioned between Purchaser and Seller as set forth in Section 5(b)(i) hereof; and (2) second, to delinquent Rent and reimbursements arising prior to Closing and after Closing which shall be apportioned pro rata between
                                                              --- ----
Seller and Purchaser on a "50/50" basis, to be applied to the most recent pre-Closing arrears first, and then to the next most recent pre-Closing arrears and continuing in such a manner until all arrears allocable to the Collection Period are paid in full, it being agreed by and between the parties hereto that Seller shall retain all rights to pursue arrears allocable to the period prior to the Collection Period, and, upon request of Seller, Purchaser shall cooperate with Seller with respect to the collection thereof, at Seller's sole cost and expense. Any sums received by Seller or Purchaser to which the other is entitled shall be held in trust, and the party receiving the sum due the other shall remit to the other any such sums received to which the other is entitled within five (5) business days after receipt thereof. The cost and expense of collecting same (including the allocable share of property management fees) shall be allocated between the parties in proportion to the amount of rent each party is entitled to receive pursuant to this Section 5.

          (c) Any prepaid Rents shall be retained by Seller and the amount thereof shall be credited to Purchaser at Closing.

          (d) Past Due Rent, if any, accrued under the Hilfiger Lease shall be credited to Seller at Closing.

          (e) Seller expressly agrees that if Seller receives any amounts after the Closing Date which relate to the billing period in which the Closing Date occurs, Seller shall apportion such amounts in accordance with the terms of this
Section 5 and deliver to Purchaser the amount, if any, to which Purchaser is
---------
entitled pursuant to the terms hereof within five (5) business days following receipt thereof.

                    (i) If any amount payable under any Lease, other than fixed rents, to be apportioned hereunder (including, without limitation, percentage rents, escalation payments, whether for taxes, utilities, other operating expenses or otherwise) has not been determined prior to the Closing Date, such payment shall be apportioned on a per diem basis (y) in a manner to be agreed upon in good faith by Seller and Purchaser before the Closing and (z) if Seller and Purchaser are unable to reach an agreement pursuant to clause (y), based on the amount of such payment due during the previous year of the applicable Lease plus the rate of increase in such payment since such previous year. Such apportionments shall be adjusted within 120 days subsequent to the Closing Date and shall be set forth on the Final Closing Statement (as defined in Section
                                                                     -------
5(k) hereof). To the extent that any apportionments based on the actual amounts
----
due may only be determined after the completion of the Final Closing Statement, then the parties agree that such apportionments shall be adjusted after the completion of the Final Closing Statement, but not later than ten (10) business days of such final determination under the Leases, and at such time Purchaser shall furnish Seller with statements in reasonable detail showing the calculation of such apportionments, rents and payments. Seller shall have the right to audit Purchaser's books and records with respect to such items being apportioned. Each of Seller and Purchaser will promptly remit to the other party any amount in excess of the amount to which it is entitled on account of operating expenses in accordance with the foregoing within five (5) business days after a final determination of operating expenses.

          (f) Property Taxes shall be apportioned on the basis of the fiscal period for which assessed. If the Closing Date shall occur either before an assessment is made or a tax rate is fixed for the tax period in which the Closing Date occurs, the apportionment of such Property Taxes based thereon shall be made at the Closing Date by applying the tax rate for the preceding year to the latest assessed valuation, but, promptly after the assessment and/or tax rate for the current year are fixed, the apportionment thereof shall be recalculated and Seller or Purchaser, as the case may be, shall promptly make an appropriate payment to the other based on such recalculation.

          (g) If there are water meters on the Premises, the unfixed water rates and charges and sewer rents and taxes covered by meters, if any, shall be apportioned (i) on the basis of an actual reading done prior to the Apportionment Date, or (ii) if such reading has not been made, on the basis of the last available reading. If the apportionment is not based on an actual current reading, then upon the taking of a subsequent actual reading, such apportionment shall be readjusted and Seller or Purchaser, as the case may be, shall promptly deliver to the other the amount determined to be due upon such readjustment.

          (h) Utilities shall be apportioned on the basis of actual current readings or, if such readings have not been made, on the basis of the most recent bills that are available. If any apportionment is not based on an actual current reading, then, upon the taking of a subsequent actual reading, such apportionment shall be readjusted and Seller or Purchaser, as the case may be, shall promptly deliver to the other the amount determined to be due upon such readjustment.

          (i) At the Closing, Seller shall receive a credit for the (i) amount of the Reserves (only if Purchaser has assumed the Assumed Debt), and (ii) the cost to Seller of all cleaning and other supplies in unopened cartons or packages located at the Premises based on invoices therefor.

          (j) Purchaser shall have no right to receive any rental insurance proceeds which relate to the period prior to the Closing Date and, if any such proceeds are delivered to Purchaser, Purchaser shall, within five (5) business days following receipt thereof, pay the same to Seller.

          (k)  Purchaser agrees that it shall be responsible for the payment of
(i) all Tenant Inducement Costs (as hereinafter defined) and leasing commissions which become due and payable (whether before or after the Closing Date) arising from, relating to or in connection with (A) any renewals, modifications, amendments or expansions of existing Leases or other supplementary agreements relating thereto entered into between the date hereof and the Closing Date (which either (X) are provided for in the existing Leases or other supplementary agreements relating thereto or (Y) have been consented to in writing by

Purchaser, such consent not to be unreasonably withheld) and (B) any new Leases entered into between the date hereof and the Closing Date, in each case which have been approved in writing (or deemed approved) by Purchaser to the extent required pursuant to the terms hereof; and (ii) all Tenant Inducement Costs and leasing commissions which become due and payable from and after the Closing Date arising from, relating to or in connection with any Leases (including, without limitation, the existing Leases and the instruments described in clauses (A) and
(B) above), it being agreed to by and between the parties hereto that, with respect to leasing commissions set forth at Section 5(k)(i), above, to the extent such new Leases or such renewals, modifications, amendments or expansions of existing Leases or other supplementary agreements relating thereto are effective prior to the Closing Date, leasing commissions due as a result thereof shall be apportioned between the parties in proportion to the amount of rent each party is entitled to receive pursuant to this Section 5.. If as of the Closing Date Seller shall have paid any Tenant Inducement Costs or leasing commissions for which Purchaser is responsible pursuant to the foregoing provisions, Purchaser shall reimburse Seller therefor at Closing provided that Seller shall supply invoices and statements for all such Tenant Inducement Costs and leasing commissions to Purchaser on or prior to the Closing Date, as well as evidence reasonable satisfactory to Purchaser of such payment. For purposes hereof, the term "Tenant Inducement Costs" shall mean any out-of-pocket payments
                  -----------------------
required under a Lease to be paid by the landlord thereunder to or for the benefit of the tenant thereunder which is in the nature of a tenant inducement or concession, including, without limitation, tenant improvement costs, design, refurbishment and other work allowances, lease buyout costs, and moving allowances; provided that "Tenant Inducement Costs" shall not include loss of income resulting from any free rental period (it being agreed that Seller shall bear such loss resulting from any free rental period with respect to the period prior to the Closing Date and that Purchaser shall bear such loss with respect to the period from and after the Closing Date). Seller agrees that it shall be responsible for the payment of (i) all Tenant Inducement Costs set forth on Schedule M and (ii) all leasing commissions set forth on Schedule N.

          (l) It is the intent of the parties that all items herein which are subject to apportionment under this Section 5 shall result in Seller receiving all of the economic benefits and burdens of the Property with respect to the period prior to the Closing Date, and Purchaser receiving all of the economic benefits and burdens for the Property with respect to the period from and after the Closing Date, except as may otherwise be expressly provided herein. If the computation of the aforementioned apportionments shows that a net amount is owed by Seller to Purchaser, such amount shall be credited against the Purchase Price payable by Purchaser on the Closing Date. If such computation shows that a net amount is owed by Purchaser to Seller, such amount shall be paid to Seller by Purchaser on the Closing Date, at Seller's sole option, by cashier's or bank check or by wire transfer of immediately available funds to the account(s) designated by Seller for such purpose upon three (3) business days' prior notice given by Seller to Purchaser.

          (m) If at any time following the Closing Date, the amount of an item listed in any section of this Section 5 shall prove to be incorrect (whether as
                              ---------
a result of an error in calculation or a lack of complete and accurate information as of the Closing), the party in whose favor the error was made shall promptly pay to the other party the sum necessary to correct such error upon receipt of proof of such error, provided that such proof is delivered to the party from whom payment is requested on or before September 30, 2000.

          (n) At or prior to the Closing, Seller and Purchaser and/or their respective agents or designees will jointly prepare a preliminary closing statement (the "Preliminary Closing Statement") which will show the net amount
                -----------------------------
due either to Seller or to Purchaser as the result of the adjustments and prorations provided for herein, and such net due amount will be added to or subtracted from the cash balance of the Purchase Price to be paid to Seller at the Closing pursuant to Section 2 hereof, as applicable. Within one hundred
                        ---------
twenty (120) days following the Closing Date, Seller and Purchaser will jointly prepare a final closing statement reasonably satisfactory to Seller and Purchaser in form and substance (the "Final Closing Statement") setting forth
                                      -----------------------
the final determination of the adjustments and prorations provided for herein and setting forth any items which are not capable of being determined at such time (and the manner in which such items shall be determined and paid). The net amount due Seller or Purchaser, if any, by reason of adjustments to the Preliminary Closing Statement as shown in the Final Closing Statement, shall be paid in cash by the party obligated therefor within ten (10) business days following that party's receipt of the approved Final Closing Statement. The adjustments, prorations and determinations agreed to by Seller and Purchaser in the Final Closing Statement shall be conclusive and binding on the parties hereto except for any items which are not capable of being determined at the time the Final Closing Statement is agreed to by Seller and Purchaser, which items shall be determined and paid in the manner set forth in the Final Closing Statement and except for other amounts payable hereunder pursuant to provisions which survive the Closing. Prior to and following the Closing Date, each party shall provide the other with such information as the other shall reasonably request (including, without limitation, access to the books, records, files, ledgers, information and data with respect to the Property during normal business hours upon reasonable advance notice) in order to make the preliminary and final adjustments and prorations provided for herein.

          (o)  The provisions of this Section 5 shall survive the Closing.
                                      ---------

     6.   PROPERTY NOT INCLUDED IN SALE.
          -----------------------------

     Notwithstanding anything to the contrary contained herein, it is expressly agreed by the parties hereto that any fixtures, furniture, furnishings, equipment or other personal property (including, without limitation, trade fixtures in, on, around or affixed to the Building) owned or leased by any tenant, managing agent, leasing agent, contractor, or employee at the Building, shall not be included in the Property to be sold to Purchaser hereunder.

     7.   COVENANTS.
          ---------

          (a)  Between the date hereof and the Closing Date, Seller shall:

                    (i) subject to subsections (b)(i) below, be permitted to enter into any agreements with respect to all or any portion of the Property provided that such agreements expire by their terms on or prior to the Closing Date or, in the case of Contracts, may be terminated by the owner of the Property without penalty upon not more than thirty (30) days' (or less) prior notice or is necessary to correct any condition which constitutes a safety hazard or is required by an insurance carrier or the Assumed Debt Documents or any legal requirement;

                    (ii) maintain in full force and effect the insurance policies currently in effect with respect to the Premises; and

                    (iii) operate and manage the Premises in a manner consistent with current practice.

          (b) Between the date hereof and the Closing Date, Seller shall not, except as permitted under Section 7(a) above, without Purchaser's prior written
                          ------------
approval:

                    (i) cancel, amend, modify and/or terminate the terms of any Lease (other than the termination of any Lease as a result of the tenant's default thereunder and except to accept a cancellation, termination or surrender of a Lease pursuant to a right exercisable by a tenant without the consent of the landlord under such Lease, which right is exercised by such tenant in accordance with the terms of such Lease);

                    (ii) amend or modify (other than non-material amendments or modifications) or renew any of the Contracts; or

                    (iii) enter into any new Contracts; or

                    (iv) so long as the Agreement is in full force and effect and Purchaser is not in default hereunder, and provided that Purchaser has not notified Seller that it has not received Lender Consent, amend or modify any of the Assumed Debt Documents (except insofar as any such amendment or modification will not result in an increase in the obligations of the borrower under such documents after the Closing, other than those amendments or modifications required by the terms of the applicable Assumed Debt Document.

          (c)  Whenever in Section 7(b) hereof Seller is required to obtain
                           ------------
Purchaser's approval with respect to any transaction described therein, Purchaser shall, within seven (7) business days after receipt of Seller's request therefor, notify Seller of its approval or disapproval of same and, if Purchaser fails to notify Seller of its disapproval within said seven (7) business day period, Purchaser shall be deemed to have approved same.


          (d)  Purchaser hereby covenants and agrees with Seller as follows:

                    (i) Purchaser acknowledges that prior to the date hereof Purchaser conducted its examinations, inspections, testing, studies and/or investigations of the Property (collectively, referred to as the "Due
                                                                  ---
Diligence") and other information regarding the Property, which Due Diligence
---------
included, without limitation, matters relating to the environmental and physical condition of the Property, a review of the Assumed Debt Documents, the Leases, the Contracts (together with tenant files in Seller's possession or in the possession of Seller's managing agent and Seller's other files and correspondence with respect thereto, except for such files and correspondence which Seller is not permitted to disclose due to a confidentiality agreement binding on Seller (provided that the contents of such confidential files and correspondence would not make any of Seller's representations and warranties set forth herein untrue, inaccurate or incorrect in any material respect)), an audit of Seller's books, and the audit reports and work papers with respect to the operation of the Property prepared by Seller's certified public accountants and delivered to Seller, with respect to the operating expenses (including, without limitation, credit losses and capital expenditures) and income with respect to the Property. Purchaser acknowledges and agrees that any information furnished to Purchaser with respect to the Property is and has been so furnished on the condition that Purchaser maintain the confidentiality thereof. Accordingly, Purchaser shall hold, and shall cause its directors, officers and other personnel and representatives to hold, in strict confidence, and not disclose to any other person without the prior written consent of Seller until the Closing shall have been consummated, any of the information in respect of the Property delivered to or for the benefit of Purchaser whether by agents, consultants, employees or representatives of Purchaser or by Seller or any of its agents, representatives or employees, including, but not limited to, any information obtained by Purchaser or any of Purchaser's representatives in connection with any studies, inspections, testings or analyses conducted by Purchaser as part of its Due Diligence. Upon request, Purchaser hereby covenants and agrees to furnish to Seller, without representation, warranty or recourse of any kind, copies of any written third party reports, studies, inspections or testings commissioned by Purchaser or its agents or representatives with respect to all or any portion of the Premises which Purchaser has obtained in connection with its Due Diligence. In the event the Closing does not occur and this Agreement is terminated, Purchaser shall promptly return to Seller all copies of documents containing any of such information, without retaining any copy thereof or extract therefrom. Notwithstanding anything to the contrary hereinabove set forth, Purchaser may disclose such information only (y) on a need to know basis to its employees, members of professional firms serving it and to other persons to whom Purchaser may disclose information relating to the Property pursuant to Section 29(a)
                                                              -------------
below (including, without limitation, Purchaser's prospective lenders), and (z) as any governmental agency may require in order to comply with applicable laws and/or regulations. The provisions of this Subsection 7(d)(i) shall survive the
                                            ------------------
Closing or earlier termination of this Agreement.

                    (ii) with respect to the Assumed Debt Documents, at the Closing, Seller shall be fully released by Purchaser from all obligations and liabilities thereunder.

                    (iii) Purchaser acknowledges and agrees that Purchaser has "signed-off" on (A) market conditions which influence the Property such as the Property's competitive position relative to its existing and potential future competitors, market rental rates achievable at the Property, vacancy assumptions, downtime reserves, impact of sale on assessed value, tenant work and leasing fee levels necessary to generate estimated market rents, tenant retention ratios, and projected growth rates (if any) in rents, expenses, and/or retail sales, (B) Lease cancellation income, HVAC overtime income, profit from tenant electric charges, and the need for and amount of any "capital reserves," etc., and (C) the terms and provisions of the Assumed Debt Documents. Purchaser acknowledges that it has received and reviewed an Environmental Phase I Site Assessment, dated September, 1998 performed by ENSR Corporation with respect to the Property. The Purchase Price reflects Purchaser's views on these issues.

     8.   ASSIGNMENTS BY SELLER AND ASSUMPTIONS BY PURCHASER; SECURITY DEPOSITS;
          ----------------------------------------------------------------------
          EMPLOYEES.
          ----------

          (a)  Subject to Section 7(b), on the Closing Date, Seller agrees to
                          ------------
assign to Purchaser, without recourse, representation or warranty (except as expressly set forth in this Agreement), all of Seller's right, title and interest in, and Purchaser agrees to assume Seller's obligations accruing on and after the Closing Date under the documents described in clauses (i) through (v) below:

               (i) all Leases which are then in effect (together with any security deposited by the tenants thereunder);

               (ii)   all Contracts which are then in effect;

               (iii)  all Assumed Debt Documents;

               (iv) Zoning Lot Development Agreement dated August 13, 1998 between Seller and 485 Fifth Avenue, LLC; and

               (v) the transferable permits, licenses and authorizations, if any, relating to the Premises.

          (b) Prior to the Closing, Seller shall have the right (i) to apply any security deposits held under Leases in respect of defaults by tenants under the applicable Leases, with the prior written consent of Purchaser, not to be unreasonably withheld (except that Purchaser's consent shall not be required with respect to any Lease with respect to which the tenant has either surrendered or vacated the premises or Seller has terminated (pursuant to Section 7(b)(i) hereof) and instituted eviction proceedings) and (ii) to return the security deposit of any tenant thereunder who is entitled to the return of such deposit pursuant to the terms of its Lease. If Seller exercises its right set forth in clause (i) above to apply a security deposit, Seller shall indemnify Purchaser against, and hold Purchaser harmless from, any claim made by any such tenant against Purchaser in connection therewith. At the Closing, Seller shall transfer or cause to be transferred to Purchaser the security deposits then held by Seller and not applied to defaults or returned to tenants as above provided.

          (c) Seller agrees that, effective as of the Closing Date, it will terminate (or cause to be terminated) all contracts or agreements for the provision of building services set forth on Exhibit C-1. Seller acknowledges that, if as a result, any of the union employees engaged by such companies are terminated, certain termination benefits may be payable with respect to such terminated employees. NorthStar Capital Investment Corp. agrees that it shall indemnify and hold harmless Purchaser from and against any loss, cost, damage, liability or expense (including, without limitations, reasonable attorneys' fees, court costs and disbursements) incurred by Purchaser arising from or by reason of the failure of Seller or any Person which acted on behalf of Seller which is primarily responsible for the payment of any such termination benefits to pay any such termination benefits as and when due and payable. The provisions of this Section 8(c) shall survive the Closing.
                   ------------

          (d) NorthStar Capital Investment Corp. agrees that it shall indemnify and hold harmless Purchaser from and against fifty percent (50%) of any loss, cost, damage, liability or expense (including, without limitations, reasonable attorneys' fees, court costs and disbursements) incurred by Purchaser arising from or by reason of the arbitration proceeding or litigation known as "Building
                                                                       ---------
Service 32B-J Funds v. Fifth Avenue Realty Co." (Supreme
--------------------------------------------------------

Court, NY County -Index No. 116401/99). The provisions of this Section 8(d)
-------------------------------------                          ------------
shall survive the Closing.

     9.   CONDITION OF THE PROPERTY.
          -------------------------

          (a) Purchaser expressly acknowledges that, except as expressly set forth in this Agreement, neither Seller, nor any person acting on behalf of Seller, nor any person or entity which prepared or provided any of the materials reviewed by Purchaser in conducting its Due Diligence, nor any direct or indirect officer, director, partner, shareholder, employee, agent, representative, accountant, advisor, attorney, principal, affiliate, consultant, contractor, successor or assign of any of the foregoing parties (Seller, and all of the other parties described in the preceding portions of this sentence (other than Purchaser) shall be referred to herein collectively as the "Exculpated
                                                                 ----------
Parties") has made any oral or written representations or warranties, whether
-------
expressed or implied, by operation of law or otherwise, with respect to the Property, the zoning and other laws, regulations and rules applicable thereto or the compliance by the Property therewith, the revenues and expenses generated by or associated with the Property, or otherwise relating to the Property or the transactions contemplated herein. Purchaser further acknowledges that, all materials which have been provided by any of the Exculpated Parties have been provided without any warranty or representation, expressed or implied as to their content, suitability for any purpose, accuracy, truthfulness or completeness and Purchaser shall not have any recourse against Seller or any of the other Exculpated Parties in the event of any errors therein or omissions therefrom. Purchaser is acquiring the Property based solely on its own independent investigation and inspection of the Property and not in reliance on any information provided by Seller, or any of the other Exculpated Parties.

          (b) Purchaser acknowledges and agrees that it is purchasing the Property "AS IS" and "WITH ALL FAULTS", based upon the condition of the Property as of the date of this Agreement, reasonable wear and tear and, subject to the provisions of Sections 11 and 12 of this Agreement, loss by condemnation or fire
              -----------     --
or other casualty excepted. Purchaser acknowledges and agrees that its obligations under this Agreement shall not be subject to any financing contingency or other contingencies or satisfaction of conditions and Purchaser shall have no right to terminate this Agreement or receive a return of the Deposit, except as otherwise expressly provided herein.

          (c) SELLER AND PURCHASER HEREBY AGREE THAT, EXCEPT AS OTHERWISE EXPRESSLY SET FORTH IN THIS AGREEMENT, SELLER HAS NOT MADE AND IS NOT MAKING ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WRITTEN OR ORAL, AS TO
(A) THE NATURE OR CONDITION, PHYSICAL OR OTHERWISE, OF THE PROPERTY OR ANY ASPECT THEREOF, INCLUDING, WITHOUT LIMITATION, ANY WARRANTIES OF

HABITABILITY, SUITABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR USE OR PURPOSE, OR THE ABSENCE OF LATENT VICES OR DEFECTS IN THE PROPERTY, (B) THE NATURE OR QUALITY OF CONSTRUCTION, STRUCTURAL DESIGN OR ENGINEERING OF THE IMPROVEMENTS OR THE STATE OF REPAIR OR LACK OF REPAIR OF ANY OF THE IMPROVEMENTS, (C) THE QUALITY OF THE LABOR OR MATERIALS INCLUDED IN THE IMPROVEMENTS, (D) THE SOIL CONDITIONS, DRAINAGE CONDITIONS, TOPOGRAPHICAL FEATURES, ACCESS TO PUBLIC RIGHTS-OF-WAY, AVAILABILITY OF UTILITIES OR OTHER CONDITIONS OR CIRCUMSTANCES WHICH AFFECT OR MAY AFFECT THE PROPERTY OR ANY USE TO WHICH THE PROPERTY MAY BE PUT, (E) ANY CONDITIONS AT OR WHICH AFFECT OR MAY AFFECT THE PROPERTY WITH RESPECT TO ANY PARTICULAR PURPOSE, USE, DEVELOPMENT POTENTIAL OR OTHERWISE, (F) THE AREA, SIZE, SHAPE, CONFIGURATION, LOCATION, CAPACITY, QUANTITY, QUALITY, CASH FLOW, EXPENSES OR VALUE OF THE PROPERTY OR ANY PART THEREOF, (G) THE NATURE OR EXTENT OF TITLE TO THE PROPERTY, OR ANY EASEMENT, SERVITUDE, RIGHT-OF-WAY, POSSESSION, LIEN, ENCUMBRANCE, LICENSE, RESERVATION, CONDITION OR OTHERWISE THAT MAY AFFECT TITLE TO THE PROPERTY, (H) ANY ENVIRONMENTAL, GEOLOGICAL, STRUCTURAL, OR OTHER CONDITION OR HAZARD OR THE ABSENCE THEREOF HERETOFORE, NOW OR HEREAFTER AFFECTING IN ANY MANNER THE PROPERTY, INCLUDING BUT NOT LIMITED TO, THE PRESENCE OR ABSENCE OF ASBESTOS OR ANY ENVIRONMENTALLY HAZARDOUS SUBSTANCE ON, IN, UNDER OR ADJACENT TO THE PROPERTY, OR(I)THE COMPLIANCE OF THE PROPERTY OR THE OPERATION OR USE OF THE PROPERTY WITH ANY APPLICABLE RESTRICTIVE COVENANTS, OR WITH ANY LAWS, ORDINANCES OR REGULATIONS OF ANY GOVERNMENTAL BODY (INCLUDING SPECIFICALLY, WITHOUT LIMITATION, ANY ZONING LAWS OR REGULATIONS, ANY BUILDING CODES, ANY ENVIRONMENTAL LAWS, AND THE AMERICANS WITH DISABILITIES ACT OF 1990, 42 U.S.C. 12101 ET SEQ.) AND PURCHASER EXPRESSLY DISCLAIMS ANY RIGHT TO BRING ANY CLAIM IN RESPECT OF THE FOREGOING. THE PROVISIONS OF THIS SECTION 9 SHALL BE BINDING ON PURCHASER AND SHALL SURVIVE THE CLOSING.

     10.  REPRESENTATIONS AND WARRANTIES.
          ------------------------------

          (a) Purchaser represents and warrants to Seller as of the date hereof that:
          (i) Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and has the requisite power and authority to carry on its business in the State of New York as it is now being conducted. This Agreement constitutes the legal, valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with its terms. Purchaser has taken all necessary action to authorize and approve the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

               (ii) No action, suit, claim, investigation or proceeding, whether legal or administrative or in mediation or arbitration, is pending or, to the best of Purchaser's knowledge, threatened, at law or in equity, against Purchaser before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which would prevent Purchaser from performing its obligations pursuant to this Agreement, and there are no judgments, decrees or orders entered on a suit or proceeding against Purchaser, an adverse decision in which might, or which judgment, decree or order does, adversely affect Purchaser's ability to perform its obligations pursuant to, or Seller's rights under, this Agreement, or which seeks to restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement or the transactions contemplated hereby.

               (iii) The execution and delivery of this Agreement and the performance by Purchaser of its obligations hereunder do not and will not conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any court or governmental or quasi-governmental entity with jurisdiction over Purchaser, including, without limitation, the United States of America, the State of New York or any political subdivision of either of the foregoing, or any decision or ruling of any arbitrator to which Purchaser is a party or by which Purchaser is bound or affected.

               (b) Seller hereby represents and warrants to Purchaser as of the date hereof that:

               (i) Seller is a Delaware limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly qualified and has the requisite power and authority to carry on its business in the State of New York as it is now being conducted. This Agreement constitutes the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms. Seller has or will take all necessary action to authorize and approve the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement.

               (ii) No action, suit, claim, investigation or proceeding, whether legal or administrative or in mediation or arbitration, is pending or, to the best of Seller's knowledge, threatened, at law or in equity, against Seller before or by any court or federal, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality which would prevent Seller from performing its obligations pursuant to this Agreement, and there are no judgments, decrees or orders entered on a suit or proceeding against Seller, an adverse decision in which might, or which judgment, decree or order does, adversely affect Seller's ability to perform its obligations pursuant to, or Purchaser's rights under, this Agreement, or which seeks to restrain, prohibit, invalidate, set aside, rescind, prevent or make unlawful this Agreement or the carrying out of this Agreement or the transactions contemplated hereby.

               (iii) The execution and delivery of this Agreement and the performance by Seller of its obligations hereunder do not and will not conflict with or violate any law, rule, judgment, regulation, order, writ, injunction or decree of any court or governmental or quasi-governmental entity with jurisdiction over Seller, including, without limitation, the United States of America, the State of New York or any political subdivision of either of the foregoing, or any decision or ruling of any arbitrator to which Seller is a party or by which Seller is bound or affected.

               (iv)   Attached hereto as Schedule D is a true, correct and
                                         ----------
     complete list of the Leases in effect as of the date hereof.

               (v)    Attached hereto as Schedule E is a true, correct and
                                         ----------
     complete list of the Contracts in effect as of the date hereof.

               (vi)   Attached hereto as Schedule F is a true, correct and
                                         ----------
     complete list of the security deposits currently held by Seller under the Leases in effect as of the date hereof. To Seller's knowledge, (A) the Leases are in full force and effect, (B) except as provided on Schedule G,
                                                                    ----------
     as of January 28, 2000 there are no defaults by any tenants under any Leases, (C) Seller has fully performed, and until the Closing will continue to perform, its obligations under all Leases and has not received any written notice from any tenant that Seller is in default under any Lease,
     (D) except with respect to the matters and items set forth on Schedule F, no person, firm or entity has any possessory interest in the Property, (E) no dispute exists with any party set forth on Schedule F, except as provided on Schedule F, regarding the computation of rent, additional rent or other sums or of any breach on the part of any such party, and (F) no rent has been paid more than thirty (30) days in advance of its due date. The representations of Seller under this subsection (vi) are subject to the following limitation: Seller makes no representations under items (B), (C),
     (E), and (F) with respect to the Hilfiger Lease.

               (vii)  Attached hereto as Schedule G is a tenant arrearage
                                         ----------
     schedule which was true, correct and complete in all material respects as of the date set forth thereon.

               (viii) Except for the matters set forth on Schedule H, there is
                                                          ----------
     no action, suit, litigation, hearing or administrative proceeding pending against Seller, or, to Seller's knowledge, threatened with respect to all or any portion of the Premises.

               (ix) There are no condemnation or eminent domain proceedings pending, or to Seller's knowledge, threatened against the Premises.

               (x)    Except for the notices of violation set forth on Schedule
                                                                       --------
     I, Seller has not received any written notice from any governmental
     -
     authority claiming that the Premises is in violation of any applicable laws.

               (xi)   Except as set forth on Schedule J, there are no
                                             ----------
     employment, union or other similar agreements to which Seller is a party and relating to the Premises (the agreements set forth on Schedule J being
                                                               ----------
     referred to, collectively, as the "Employment Agreements").
                                        ---------------------

               (xii)  Schedule C annexed hereto is a list of all employees
                      ----------
     presently employed by Seller or Seller's property manager at the Premises and, based solely upon information provided by Seller's cleaning contractor and security contractor, a list of all employees presently employed by such contractors at the Premises.

               (xiii) As of the date hereof, Seller has delivered to Purchaser true and correct copies of all Environmental Reports made by or on behalf of Seller or in its possession or control, which reports are listed on Schedule K hereto. To Seller's knowledge, there are no violations of
     ----------
     Environmental Law other than those, if any, set forth in the Environmental Reports.

               (xiv) As of the date hereof, Seller has delivered to Purchaser true and correct copies of all Engineering Reports made by or on behalf of Seller or in its possession or control, which reports are listed on Schedule L hereto.
     ----------

               (xv) To Seller's knowledge, except as set forth in the Leases and on Schedule M, there are no outstanding "Tenant Inducement Costs"
            ----------
     relating to the Premises.

               (xvi)  To Seller's knowledge, except as set forth on Schedule N,
                                                                    ----------
     there are no outstanding "Leasing Commissions" relating to the Premises.

               (xvii) As of the date hereof, Seller has delivered to Purchaser true and correct copies of all pleadings in connection with the Check Cashing Litigation (as defined herein) in its possession or control, which reports are listed on Schedule O hereto.
                           ----------

          The representations and warranties contained in this Section 10(a) and
                                                               -----------------
(b) shall survive the Closing for twelve (12) months following the Closing Date.
---
Each representation and warranty of Seller contained in Section 10(b) shall automatically be null and void and of no further force and effect on the day which is the first anniversary of the Closing Date unless, prior to such day, Purchaser shall have commenced a legal proceeding against Seller alleging that Seller shall be in breach of such representation or warranty and that Purchaser shall have suffered actual damages as a result thereof (a "Proceeding"). If
                                                           ----------
Purchaser shall have timely commenced a Proceeding and a court of competent jurisdiction shall, pursuant to a final, non-appealable order given in connection with such Proceeding, determine that (1) Seller was in breach of any of the applicable representation or warranties as of the date of this Agreement and (2) Purchaser suffered actual damages (the "Damages") by reason of such
                                                -------
breach and (3) Purchaser did not have actual knowledge or constructive knowledge of such breach on or prior to the Closing Date then, Purchaser shall be entitled to receive an amount equal to the Damages; provided, that, in no event shall Purchaser be entitled to receive, in connection with any and all breaches of the representations and warranties of Seller hereunder, an amount in excess of the net sales proceeds received by Seller from Purchaser at the Closing (the

"Proceeds").  Any such Damages shall be refunded from such Proceeds within
 --------
thirty (30) days following the entry of such final, nonappealable order and delivery of a copy thereof to Seller. Purchaser acknowledges and agrees that, in the event that Seller shall be in breach of any of the representations, Purchaser shall have no recourse to the property or other assets of Seller or any of the other Exculpated Parties (excluding the Proceeds), and Purchaser's sole remedy, in such event, shall be to receive a refund from the Proceeds in the amount described above.

               (c)    The representations and warranties of Seller set forth in
Section 10 (b) are subject to the following limitations: (i) subject to Section
--------------                                                          -------
7(b), Seller does not represent or warrant that any particular Lease or Contract
----
will be in force or effect as of the Closing or that the tenants or contractors thereunder, as applicable, will not be in default thereunder, (ii) Seller reserves the right, but is not obligated, to institute summary proceedings against any tenant or terminate any Lease as a result of a material default by the tenant thereunder prior to the Closing Date. Seller makes no representations and assumes no responsibility with respect to the continued occupancy of the Property or any part thereof by any tenant. Further, Purchaser agrees that it shall not be grounds for Purchaser's refusal to close the transactions contemplated by this Agreement that any tenant is a holdover tenant or in default under its Lease on the Closing Date and Purchaser shall close hereunder subject to such holding over or default without credit against, or reduction of, the Purchase Price, (iii) to the extent that Seller has delivered or made available to Purchaser any Leases, Contracts or other information with respect to the Property at any time prior to the Closing Date and such Leases, Contracts or other information containing provisions inconsistent with any of such representations and warranties, then such representations and warranties shall be deemed modified to conform to such provisions. Seller shall deliver to Purchaser at Closing a certification as to whether the representations set forth in Section 10(b) remain true and correct in all material respects as of the Closing Date (with the appropriate knowledge qualifiers), and, if said representations are no longer true or correct, identifying in which ways said representations have changed, and (iv) any and all representations and warranties given by Seller hereunder shall be deemed to be to Seller's knowledge with respect to documents executed, information acquired, proceedings commenced, or otherwise, or the absence thereof, during and/or relating to the period prior to Seller's ownership of the Property. In the event that any representation (a) is no longer true or correct and (b) as changed, materially and adversely affects Purchaser, Purchaser shall have the option to either (a) elect to terminate this Agreement whereupon the Deposit shall be returned to Purchaser and this Agreement (other than the provisions hereof which are expressly stated to survive the termination of this Agreement) shall be deemed canceled and of no further force or effect, with neither party shall have any further rights or liabilities against or to the other, or (b) waive any such change and close without any abatement in the Purchase Price. Prior to and as a precondition to Purchaser's right to make any claim under
Section 10(b) for a breach of any representation contained herein, Purchaser shall certify under oath that it did not, prior to or as of Closing (including in its capacity as a tenant at the Property), have knowledge of the inaccuracy of any representation or warranty which is the subject of a claim under Section 10(b).

           11. DAMAGE AND DESTRUCTION.
               ----------------------

               (a) If all or any part of the Building is damaged by fire or other casualty occurring following the date hereof and prior to the Closing Date, whether or not such damage affects a material part of the Building, then:

                    (i) if, without taking into account any repair or restoration allocable to the portion of the premises demised under the Hilfiger Lease, the estimated cost of repair or restoration is less than or equal to $10,000,000 and the estimated time to complete such repair or restoration is none months or less, neither party shall have the right to terminate this Agreement and the parties shall nonetheless consummate this transaction in accordance with this Agreement, without any abatement of the Purchase Price or any liability or obligation on the part of Seller by reason of said destruction or damage. In such event, Seller shall assign to Purchaser and Purchaser shall have the right to make a claim for and to retain any casualty insurance proceeds received under the casualty insurance policies in effect with respect to the Premises on account of said physical damage or destruction as shall be necessary, in Purchaser's reasonable judgment, to perform repairs to the Building and/or to rebuild the Building to substantially the same condition as it existed prior to the occurrence of such fire or other casualty and Purchaser shall receive a credit from the cash due at Closing for the amount of the deductible on such casualty insurance policy.

                    (ii) if, without taking into account any repair or restoration allocable to the portion of the premises demised under the Hilfiger Lease, the estimated cost of repair or restoration exceeds $10,000,000 or if the estimated time to complete such repair or restoration exceeds nine (9) months, Purchaser shall have the option, exercisable within ten (10) business days after receipt of notice of the occurrence of such fire or other casualty (which notice shall also include the estimated cost of repair or restoration as well as the estimated time to complete such repair or restoration), time being of the essence with respect to such option, to terminate this Agreement by delivering written notice thereof to Seller, whereupon the Deposit shall be returned to Purchaser and this Agreement (other than the provisions hereof which are expressly stated to survive the termination of this Agreement) shall be deemed canceled and of no further force or effect, with neither party shall have any further rights or liabilities against or to the other. In the event of an occurrence as set forth in the preceding sentence, and Purchaser shall not timely elect to terminate this Agreement or elects to close notwithstanding such occurrence, then Purchaser and Seller shall consummate this transaction in accordance with this Agreement, without any abatement of the Purchase Price or any liability or obligation on the part of Seller or by reason of said destruction or damage. In such event, Seller shall assign to Purchaser and Purchaser shall have the right to make a claim for and to retain any casualty insurance proceeds received on account of said physical damage or destruction and Purchaser shall receive a credit from the cash due at Closing for the amount of the deductible on the insurance policy.

               (b) The estimated cost to repair and/or restore and the estimated time to complete contemplated in subsection (a) above shall be
                                           --------------
established by estimates obtained by Seller from independent contractors, subject to Purchaser's review and reasonable approval of the same and the provisions of Section 11(c) below and shall be set forth in Seller's notice to
              -------------
Purchaser required in Section 11(a)(ii) above.

               (c)  The provisions of this Section 11 supersede the provisions
                                           ----------
of Section 5-1311 of the General Obligations Law of the State of New York. Any disputes under this Section 11 as to the cost of repair or restoration or the
                    ----------
time for completion of such repair or restoration shall be resolved by expedited arbitration before a single arbitrator acceptable to both Seller and Purchaser in their reasonable judgment in accordance with the rules of the American Arbitration Association; provided that if Seller and Purchaser fail to agree on an arbitrator within five days after a dispute arises, then either party may request the Real Estate Board of New York, Inc., to designate an arbitrator. Such arbitrator shall be an independent architect or engineer having at least ten (10) years of experience in the construction of office buildings in Manhattan. The determination of the arbitrator shall be conclusive and binding upon the parties. The costs and expenses of such arbitrator shall be borne equally by Seller and Purchaser.

           12. CONDEMNATION.
               ------------

               (a) If, prior to the Closing Date, any part of the Premises is taken (other than a temporary taking), or if Seller shall receive an official notice from any govern mental authority having eminent domain power over the Premises of its intention to take, by eminent domain proceeding, any part of the Premises (a "Taking"), then:
             ------

                         (i)  if such Taking involves less than or equal to ten
percent (10%) of the rentable area of the Building as determined by an independent architect chosen by Seller (subject to Purchaser's review and reasonable approval of the same), neither party shall have any right to terminate this Agreement, and the parties shall nonetheless consummate this transaction in accordance with this Agreement, without any abatement of the Purchase Price or any liability or obligation on the part of Seller by reason of such Taking; provided, however, that Seller shall, on the Closing Date, (i) assign and remit to Purchaser, and Purchaser shall be entitled to receive and keep, the net proceeds of any award or other proceeds of such Taking which may have been collected by Seller as a result of such Taking less the reasonable expenses incurred by Seller in connection with such Taking, or (ii) if no award or other proceeds shall have been collected, deliver to Purchaser an assignment of Seller's right to any such award or other proceeds which may be payable to Seller as a result of such Taking and Purchaser shall reimburse Seller for the reasonable expenses incurred by Seller in connection with such Taking.

                         (ii)  if such Taking involves more than ten percent
(10%) of the rentable area of the Building as determined by an independent architect chosen by Seller (subject to Purchaser's review and reasonable approval of the same), Purchaser shall have the option, exercisable within fifteen (15) business days after receipt of notice (from either the governmental authority seeking to exercise its right of eminent domain or Seller, whichever is received earlier) of such Taking, time being of the essence with respect to such option, to terminate this Agreement by delivering notice thereof to Seller, whereupon the Deposit shall be returned to Purchaser and this Agreement shall be deemed canceled and of no further force or effect, and neither party shall have any further rights or liabilities against or to the other except pursuant to the provisions of this Agreement which are expressly provided to survive the termination hereof. If a Taking described in this clause (ii) shall occur and
                                                  ----------
Purchaser shall not timely elect to terminate this Agreement, then Purchaser and Seller shall consummate this transaction in accordance with this Agreement, without any abatement of the Purchase Price or any liability or obligation on the part of Seller by reason of such Taking; provided, however, that Seller shall, on the Closing Date, (i) assign and remit to Purchaser, and Purchaser shall be entitled to receive and keep, the net proceeds of any award or other proceeds of such Taking which may have been collected by Seller as a result of such Taking less the reasonable expenses incurred by Seller in connection with
            ----
such Taking, or (ii) if no award or other proceeds shall have been collected, deliver to Purchaser an assignment of Seller's right to any such award or other proceeds which may be payable to Seller as a result of such Taking and Purchaser shall reimburse Seller for the reasonable expenses incurred by Seller in connection with such Taking.

               (b) The provisions of this Section 12 supersede the provisions of
                                          ----------
Section 5-1311 of the General Obligations Law of the State of New York. Any disputes under this Section 12 as to whether the Taking involves more than ten
                    ----------
percent (10%) of the rentable area of the Building shall be resolved by expedited arbitration before a single arbitrator acceptable to both Seller and Purchaser in their reasonable judgment in accordance with the rules of the American Arbitration Association; provided that if Seller and Purchaser fall to agree on an arbitrator within five days after a dispute arises, then either party may request the Real Estate Board of New York, Inc. designate an arbitrator. Such arbitrator shall be an independent architect having at least ten (10) years of experience in the construction of office buildings in Manhattan. The costs and expenses of such arbitrator shall be borne equally by Seller and Purchaser.

          13.  BROKERS AND ADVISORS.
               --------------------

               (a) Purchaser represents and warrants to Seller that it has not dealt or negotiated with, or engaged on its own behalf or for its benefit, any broker, finder, consultant, advisor, or professional in the capacity of a broker or finder (each a "Broker") in connection with this Agreement or the
                   ------
transactions contemplated hereby. Purchaser hereby agrees to indemnify, defend and hold Seller harmless from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys' fees, court costs and disbursements) arising from any claim for commission, fees or other compensation or reimbursement for expenses made by any Broker engaged by or claiming to have dealt with Purchaser in connection with this Agreement or the transactions contemplated hereby.

               (b) Seller hereby agrees to indemnify, defend and hold Purchaser harmless from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys' fees, court costs and disbursements) arising from any claim for commission, fees or other compensation or reimbursement for expenses made by any Broker engaged by or claiming to have dealt with Seller in connection with this Agreement or the transactions contemplated hereby.

               (c) The provisions of this Section 13 shall survive the
                                          ----------
termination of this Agreement or the Closing.

           14.  TAX REDUCTION PROCEEDINGS.
                -------------------------

           Seller may file and/or prosecute an application for the reduction of the assessed valuation of the Premises or any portion thereof for real estate taxes for the New York City fiscal year July 1, 1999 to June 30, 2000 (the

"1999/2000 Tax Year").  Seller shall have the right, without the prior consent
-------------------
of Purchaser, to withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Premises
(i) for any fiscal period prior to the 1999/2000 Tax Year, and (ii) for the 1999/2000 Tax Year, subject to Purchaser's consent, such consent not to be unreasonably withheld, in the event that Purchaser shall be materially and adversely affected thereby. All refunds, credits or other benefits(i) applicable to any fiscal period prior to the 1999/2000 Tax Year shall belong solely to Seller (and Purchaser shall have no interest therein) and (ii) for the 1999/2000 Tax Year shall be apportioned between Purchaser and Seller as provided in Section 5(a) hereof (but without regard to the "cut-off" date provided for therein), after reimbursement to Seller for all actual expenses incurred by Seller in connection with such proceeding) and in either event, if any amounts due to Seller pursuant to this paragraph shall be paid to Purchaser or anyone acting on behalf of Purchaser, same shall be paid to Seller within ten (10) days following receipt thereof and, if not timely paid, with interest thereon from the tenth day following such receipt until paid to Seller at a rate equal to the prime rate of interest announced by Citibank, N.A. from time to time plus three percent (3%). The provisions of this Section 14 shall survive the Closing.
                                      ----------

           15. TRANSFER TAXES, RECORDING AND OTHER CHARGES.
               -------------------------------------------

               (a) At the Closing, Seller and Purchaser shall execute, acknowledge, deliver and file all such returns as may be necessary to comply with all applicable transfer tax laws, including Article 31 of the Tax Law of the State of New York and the regulations applicable thereto, as the same may be amended from time to time (the "RET") and the New York City Real Property
                                ---
Transfer Tax (Admin. Code Article 21) and the regulations applicable thereto, as the same may be amended from time to time (the "RPT"). On the Closing Date,
                                                ---
Seller shall pay to the appropriate party the amounts payable under the RET and RPT, if any.

               (b) Notwithstanding anything to the contrary contained herein, upon written request of Seller at least three (3) business days prior to the Closing Date, Purchaser shall bring to the Closing separate certified or bank checks in the amount of the taxes due with respect to the RET and the RPT, if any, which amount shall be credited against the Purchase Price payable on the Closing Date.

               (c)  Except as set forth in Section 15(a) above, Purchaser shall
                                           -------------
be liable for the payment of all recording charges and fees and all transfer, conveyance, sales, intangible and mortgage taxes payable in connection with this Agreement and the transfer of the Property (including, without limitation, the cost of obtaining title insurance, survey fees, recording fees, and all other title related expenses) and any fees or other amounts required by Lender in connection with the giving of its consent and/or the assumption of the Assumed Debt. If any additional transfer, conveyance, sales, intangible, mortgage or other tax is instituted on or after the date hereof and payable in connection with the transactions contemplated herein, Seller shall pay same in the event the primary obligation to pay same is a seller's obligation and Purchaser shall pay same in the event the primary obligation to pay same is a purchaser's obligation.

               (d)  The provisions of this Section 15 shall survive the Closing.
                                           ----------


           16. DELIVERIES TO BE MADE ON THE CLOSING DATE.
               -----------------------------------------

               (a)  Seller's Documents and Deliveries: On the Closing Date,
                    ---------------------------------
Seller shall deliver or cause to be delivered to Purchaser the following:

                    (i) A duly executed and acknowledged Bargain and Sale Deed Without Covenant Against Grantor's Acts in the form attached hereto as
     Exhibit 1;
     ---------

                    (ii) A duly executed Bill of Sale in the form attached hereto as Exhibit 2;
               ---------

                    (iii) A duly executed Indemnification Agreement from NorthStar Capital Investment Corp.;
                    (iv) Originals or, if unavailable, true and complete copies, of the Leases and Contracts then in effect to the extent in Seller's possession;

                    (v) An original fully executed counterpart of the Assumed Debt Documents evidencing and securing the Assumed Debt, to the extent the same is in Seller's possession and control; provided that if Seller is unable to produce an original fully executed counterpart of any such document, Seller may provide a copy of such document certified by Seller to be a true and correct copy thereof, in lieu thereof;

                    (vi) Letters to all tenants under the Leases in the form attached hereto as Exhibit 3;
                        ---------

                    (vii) Originals or, if unavailable, true and complete copies, of plans (including "as built" plans) and specifications, technical manuals and similar materials for the Building to the extent same are in Seller's possession;

                    (viii) A duly executed certification as to Seller's nonforeign status as prescribed in Section 20 hereof, if appropriate, in
                                        ----------
     the form attached hereto as Exhibit 4;
                                 ---------

                    (ix) The cash security deposits (together with interest accrued thereon less a 1% administrative fee (but only to the extent that same is permitted under applicable law of the terms of the applicable Lease) and letters of credit held by Seller as security under the Leases, but only to the extent the same have not been applied in accordance with the Leases or returned to tenants and relate to tenants occupying space in the Building on the Closing Date pursuant to Leases then in effect (the "Transferred Security Deposits");
      -----------------------------

                    (x) Originals or, if unavailable, true and complete copies, of all books and records relating to the Premises and maintained by Seller during Seller's ownership thereof,

                    (xi) Originals or, if unavailable, true and complete copies, of all permits, licenses and approvals relating to the ownership, use or operation of the Premises, to the extent in Seller's possession;

                    (xii) Keys and combinations in Seller's possession relating to the operation of the Premises; and

                    (xiii) A duly executed certification from Seller as prescribed in Section 11(c) hereof that the representations and warranties of
              ----------
Seller contained herein shall be true and correct in all material respects as of the date of Closing or, if said representations are no longer true or correct, identifying in which ways said representations have changed.

          Seller shall be deemed to have delivered the items set forth in clauses (iii), (vi), (ix), (x) and (xi) above if the same are left in the Building management office on the Closing Date.

               (b)  Purchaser's Documents and Deliveries:  On the Closing Date,
                    ------------------------------------
Purchaser, shall deliver or cause to be delivered to Seller the following:

               (i) Checks or wire transfer in payment of the portion of the Purchase Price payable at Closing, as adjusted for apportionments under
     Section 5, in the manner required under this Agreement  and any payment due
     ---------
     Seller with respect to the Reserves and any other amounts payable to Seller under this Agreement.

               (ii) Duly executed and acknowledged assignment and assumption documents for the assumption of the Assumed Debt, together with a release in form and substance reasonable satisfactory to Seller, executed by Lender (and all other persons (such as loan servicers and trustees) which may be capable of asserting any claims) releasing Seller from all of the obligations and liabilities with respect to the Assumed Debt and the Assumed Debt Documents.

               (c)  Jointly Executed Documents: Seller and Purchaser shall, on
                    --------------------------
     the Closing Date, each execute, acknowledge (as appropriate) and exchange the following documents:

                    (i) The returns required under the RET, the RPT and any other tax laws applicable to the transactions contemplated herein;

                    (ii) An Assignment and Assumption of Leases and Contracts in the form attached hereto as Exhibit 5;
                                    ----------

                    (iii) A General Assignment and Assumption Agreement in the form attached hereto as Exhibit 6; and
                             ----------

                    (iv) Any other affidavit, document or instrument required to be delivered by Seller or Purchaser pursuant to the terms of this Agreement.

               17.  CLOSING DATE.
                    ------------

                    (a) The closing (the "Closing") of the transactions
                                          -------
contemplated hereunder shall occur, and the documents referred to in Section 16
                                                                     ----------
hereof shall be delivered upon tender of the Purchase Price provided for in this Agreement, on or about March 1, 2000 (the "Closing Date"), at the offices of
                                           ------------
Seller's attorneys, Battle Fowler LLP. In the event that the Closing does not occur on March 1, 2000, the Closing Date shall be March 10, 2000. Except as provided in subsection (b), below, time is of the essence as to Purchaser's obligation to close the transactions contemplated hereunder on the March 10, 2000 (or, if Seller shall have extended the Scheduled Closing Date pursuant to
Section 4, on such Scheduled Closing Date so designated by Seller).
---------

                    (b) Notwithstanding subsection (a) above, by notice given to Purchaser no later than March 5, 2000, Purchaser may elect to adjourn the Closing to a date no later than April 10, 2000, in which event time shall be of the essence as to Purchaser's obligation to close the transactions contemplated hereunder on the date so designated by Purchaser. As a condition precedent to Purchaser's exercise of its rights under this subsection (b), Purchaser shall increase the Deposit to THREE MILLION, SEVEN HUNDRED FIFTY THOUSAND AND NO/100 ($3,750,000.00) DOLLARS by payment to Escrow Agent , by certified check, of the amount of ONE MILLION, SEVEN HUNDRED FIFTY THOUSAND AND NO/100 ($1,750,000.00) DOLLARS.


               18.  NOTICES.
                    -------

               All notices, demands, requests or other communications (collectively, "Notices") required to be given or which may be given hereunder
                -------
shall be in writing and shall be sent by (a) certified or registered mail, return receipt requested, postage prepaid, or (b) national overnight delivery service, or (c) facsimile transmission (provided that the original shall be simultaneously delivered by national overnight delivery service or personal delivery), or (d) personal delivery, addressed as follows:

                    (i)  If to Seller:

                         NorthStar 485 5th Holding LLC
                         c/o NorthStar Capital Investment Corp.
                         527 Madison Avenue, 16th Floor
                         New York, New York 10022
                         Attention: Mr. David G. King, Jr.
                         Fax:  (212) 319-4557

                         with a copy to:


                         Battle Fowler LLP
                         75 East 55th Street
                         New York, New York 10022
                         Attention:     Robert J. Wertheimer, Esq.
                                        Michael J. Lendino, Esq.
                         Fax:  (212) 856-7808


                    (ii) If to Purchaser:

                              Tommy Hilfiger U.S.A., Inc.
                              25 West 39/th/ Street
                              New York, New York 10018
                              Attention: Mr. Joel Newman
                              Fax: (212) 548-1965


                              with a copy to:

                              Gursky & Ederer, P.C.
                              1350 Broadway
                              New York, New York 10036
                              Attention: Steven R. Gursky, Esq.
                              Fax: (212) 967-4467

          Any Notice so sent by certified or registered mail, national overnight delivery service or personal delivery shall be deemed given on the date of receipt or refusal as indicated on the return receipt, or the receipt of the national overnight delivery service or personal delivery service. Any Notice sent by facsimile transmission shall be deemed given when received as confirmed by the telecopier electronic confirmation receipt. A Notice may be given either by a party or by such party's attorney. Notwithstanding the foregoing, whenever under this Agreement a notice is (a) received on a day which is not a business day or is required to be delivered on or before a specific day which is not a business day, the day of receipt or required delivery shall automatically be extended to the next business day and (b) delivered by hand (or so attempted, but refused) or by facsimile transmission, it shall be deemed given on the day of delivery unless delivery is made after 5:00 p.m. or not on a business day, in which event delivery shall be deemed given on the next occurring business day).

          Seller or Purchaser may designate, by not less than five (5) business days' notice given to the others in accordance with the terms of this Section
                                                                      -------
18, additional or substituted parties to whom Notices should be sent hereunder.
--
By giving to the other party at least five (5) business days' notice given to the others in accordance with the terms of this Section 18, the parties hereto
                                                ----------
and their respective successors and assigns will have the right from time to time and at any time during the term of this Agreement to change their respective addresses and each will have the right to specify as its address any other address.

          19.  DEFAULT BY PURCHASER OR SELLER.
               ------------------------------

               (a) If Purchaser shall default in its obligations hereunder, Seller's sole remedy by reason thereof shall be to terminate this Agreement and, upon such termination, Seller shall be entitled to retain the Deposit as liquidated damages for Purchaser's default hereunder, it being agreed that the damages by reason of Purchaser's default are difficult, if not impossible, to ascertain, and thereafter Purchaser and Seller shall have no further rights or obligations under this Agreement except for those that are expressly provided in this Agreement to survive the termination hereof. If Seller terminates this Agreement pursuant to a right given to it hereunder and Purchaser takes any willful action as to which Purchaser is not entitled hereunder and which interferes with Seller's ability to sell, exchange, transfer, lease, dispose of or finance the Property or take any other actions with respect thereto (including, without limitation, the filing of any lis pendens or other form of attachment against the Property), Purchaser shall be liable for all loss, cost, damage, liability or expense (including, without limitation, reasonable attorneys' fees, court costs and disbursements and consequential damages) incurred by Seller by reason of such action to contest by Purchaser.

               (b) If (x) Seller shall default in any of its obligations to be performed on the Closing Date or (y) Seller shall default in the performance of any of its obligations to be performed prior to the Closing Date and, with respect to any default under this clause (y) only, such default shall continue
                                  ----------
for five (5) days after notice to Seller, Purchaser shall have such remedies as Purchaser shall be entitled to at law or in equity, including, but not limited to, specific performance.

               (c) All money paid on account of this Agreement, and the reasonable expenses of examination of title to the Premises and of any survey and survey inspection charges, are hereby made liens on the Premises, but such liens shall not continue after default by Purchaser under this Agreement.

               (d)  The provisions of this Section 19 shall survive the
                                           ----------
termination hereof.

          20.  FIRPTA COMPLIANCE.
               -----------------

          Seller shall comply with the provisions of the Foreign Investment in Real Property Tax Act, Section 1445 of the Internal Revenue Code of 1986 (as amended), as the same may be amended from time to time, or any successor or similar law (collectively, "FIRPTA"). Seller acknowledges that Section 1445 of
                            ------
the Internal Revenue Code provides that a transferee of a United States real property interest must withhold tax if the transferor is a foreign person. To inform Purchaser that withholding of tax is not required upon the disposition of a United States real property interest by Seller, Seller hereby represents and warrants that Seller is not a foreign person as that term is defined in the Internal Revenue Code and Income Tax Regulations. On the Closing Date, Seller shall deliver to Purchaser a certification as to Seller's non-foreign status in the form attached hereto as Exhibit 4, and shall comply with any temporary or
                            ---------
final regulations promulgated with respect thereto and any relevant revenue procedures or other officially published announcements of the Internal Revenue Service of the U.S. Department of the Treasury in connection therewith.

          21.  ESCROW AGENT.
               ------------

               (a) Escrow Agent shall hold the Deposit for Seller's account in escrow as provided in paragraph 2(b) hereof until Closing or sooner termination of this contract and shall pay over or apply the Deposit in accordance with the terms of this paragraph. At Closing, the Deposit shall be paid by Escrow Agent to Seller. If for any reason Closing does not occur and either party gives Notice to Escrow Agent demanding payment of the Deposit, Escrow Agent shall give prompt Notice to the other party of such demand. If Escrow Agent does not receive Notice of objection from such other party to the proposed payment within 10 business days after the giving of such Notice, Escrow Agent is hereby authorized and directed to make such payment. If Escrow Agent does receive such Notice of objection within such 10 day period or if for any other reason Escrow Agent in good faith shall elect not to make such payment, Escrow Agent shall continue to hold such amount until otherwise directed by Notice from the parties to this contract or a final, nonappealable judgment, order or decree of a court. However, Escrow Agent shall have the right at any time to deposit the Deposit and the interest thereon with the clerk of a court in the county in which the Premises are located and shall give Notice of such deposit to Seller and Purchaser. Upon such deposit or other disbursement in accordance with the terms of this paragraph, Escrow Agent shall be relieved and discharged of all further obligations and responsibilities hereunder.

               (b) The parties acknowledge that, although Escrow Agent is holding the Deposit for Seller's account, for all other purposes Escrow Agent is acting solely as a stakeholder at their request and for their convenience and that Escrow Agent shall not be liable to either party for any act or omission on its part unless taken or suffered in bad faith or in willful disregard of this contract or involving gross negligence on the part of Escrow Agent. Seller and purchaser jointly and severally agree to defend, indemnify and hold Escrow Agent harmless from and against all costs, claims and expenses (including reasonable attorneys' fees) incurred in connection with the performance of Escrow Agent's duties hereunder, except with respect to actions or omissions taken or suffered by Escrow Agent in bad faith or in willful disregard of this contract or involving gross negligence on the part of Escrow Agent.

               (c) Escrow Agent may act or refrain from acting in respect of any matter referred to herein in full reliance upon and with the advice of counsel which may be selected by it (including any member of its firm) and shall be fully protected in so acting or refraining from action upon the advice of such counsel.

               (d) Escrow Agent acknowledges receipt of the Deposit by check subject to collection and Escrow Agent's agreement to the provisions of this paragraph by signing in the place indicated on the signature page of this contract.

               (e) Escrow Agent or any member of its firm shall be permitted to act as counsel for Seller in any dispute as to the disbursement of the Deposit or any other dispute between the parties whether or not Escrow Agent is in possession of the Deposit and continues to act as Escrow Agent.


          22.  ENTIRE AGREEMENT.
               ----------------

          This Agreement contains all of the terms agreed upon between Seller and Purchaser with respect to the subject matter hereof, and all prior agreements, understandings, representations and statements, oral or written, between Seller and Purchaser are merged into this Agreement.

          23.  AMENDMENTS.
               ----------

          This Agreement may not be changed, modified or terminated, except by an instrument executed by Seller and Purchaser.

          24.  WAIVER.
               ------

          No waiver by either party of any failure or refusal by the other party to comply with its obligations shall be deemed a waiver of any other or subsequent failure or refusal to so comply.

          25.  PARTIAL INVALIDITY.
               ------------------

          If any term or provision of this Agreement or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those as to which it is held invalid or unenforceable, shall not be affected thereby, and each term and provision of this Agreement shall be valid and shall be enforced to the fullest extent permitted by law. The provisions of this Section 25 shall survive the Closing
                                          ----------
or the termination hereof.

          26.  SECTION HEADINGS.
               ----------------

          The headings of the various sections of this Agreement have been inserted only for the purposes of convenience, and are not part of this Agreement and shall not be deemed in any manner to modify, explain, expand or restrict any of the provisions of this Agreement.

          27.  GOVERNING LAW.
               -------------

          This Agreement shall be governed by the laws of the State of New York without giving effect to conflict of laws principles thereof.

          28.  PARTIES; ASSIGNMENT AND RECORDING.
               ---------------------------------

               (a) This Agreement and the various rights and obligations arising hereunder shall inure to the benefit of and be binding upon Seller and Purchaser and their respective successors and permitted assigns; provided that none of the representations or warranties made by Seller hereunder shall inure to the benefit of any person or entity that may, after the Closing Date, succeed to Purchaser's interest in the Property.

               (b) Purchaser may not assign or otherwise transfer this Agreement or any of its rights hereunder or in Purchaser, without first obtaining Seller's consent thereto, which consent Seller may grant or withhold in its sole and absolute discretion. An assignment or transfer of this Agreement shall not relieve Purchaser named herein of any of its obligations hereunder. An assignment or a transfer in violation of this Section 28(b) shall be a default hereunder by Purchaser.

               (c) Notwithstanding the provisions of subsection (b), above, the Purchaser named herein shall have the right upon notice to Seller to assign this Agreement one or more times to an Affiliate. Any such assignment shall be conditioned upon Purchaser delivering to Seller an executed original of the assignment and assumption agreement wherein the assignee assumes all of the obligations of the Purchaser named herein and proof reasonably satisfactory to Seller that the assignee constitutes an Affiliate. An assignment or transfer of this Agreement to an Affiliate shall not relieve the Purchaser named herein of any of its obligations hereunder.

               (d) Neither this Agreement nor any memorandum hereof may be recorded without first obtaining Seller's consent thereto. The recording of this Agreement without Seller's consent shall be a default by Purchaser hereunder.

               (e)  The provisions of Section 28(a) and 28(c) shall survive the
                                      -------------     -----
Closing or the termination hereof.  The provisions of Section 28(b) shall
                                                      -------------
survive the termination hereof.

          29.  CONFIDENTIALITY AND PRESS RELEASES.
               ----------------------------------

               (a) Between the date hereof through and including the Closing Date and except as otherwise expressly provided in clause (b) below, Purchaser
                                                   ----------
and Seller shall not (and shall use reasonable efforts to cause Purchaser's and Seller's respective agents, employees, attorneys and advisors including, without limitation, financial institutions to not) disclose, make known, divulge, disseminate or communicate the Purchase Price or any of the terms of this Agreement or this transaction or any agreement, document or understanding pertinent to the instant transaction without the consent of the other party, except (i) as required by law, (ii) to Purchaser's or Seller's employees and advisors involved in the transaction, (iii) to Purchaser's prospective lenders or investors or (iv) to Seller's lender or investors (the parties set forth at
(iii) and (iv) collectively, the "Permitted Outside Parties").  Purchaser
                                  -------------------------
further agrees that within its organization, or as to the Permitted Outside Parties, such information shall be disclosed and exhibited only to those persons within Purchaser's organization or to those Permitted Outside Parties who are responsible for determining the feasibility of the transaction contemplated hereby to the extent necessary for such parties to discharge their duties and provided same agree in writing to be bound by these confidentiality provisions.

               (b) Prior to the Closing Date, Purchaser and Seller shall confer and agree on a press release to be issued jointly by Purchaser and Seller disclosing the transaction and the appropriate time for making such release. Neither Purchaser nor Seller shall issue any press releases (or other public statements) with respect to the transaction contemplated in this Agreement without approval of the other party.

               (c) Purchaser and Seller shall cause their affiliates, subsidiaries, agents, employees and retained professionals to agree in writing to comply with the provisions of this Section.

               (d)  The provisions of Section 29(a) shall survive the
                                      -------------
termination of this Agreement and the provisions of Section 29(b) shall survive
                                                    -------------
the termination hereof or the Closing.

          30.  FURTHER ASSURANCES.
               ------------------

          Seller and Purchaser will do, execute, acknowledge and deliver all and every such further acts, deeds, conveyances, assignments, notices, transfers and assurances as may be reasonably required by the other party, for the better assuring, conveying, assigning, transferring and confirming unto Purchaser the Property and for carrying out the intentions or facilitating the consummation of this Agreement. The provisions of this
Section 30 shall survive the Closing.
----------

          31.  THIRD PARTY BENEFICIARY.
               -----------------------

          This Agreement is an agreement solely for the benefit of Seller and Purchaser (and their permitted successors and/or assigns). No other person, party or entity shall have any rights hereunder nor shall any other person, party or entity be entitled to rely upon the terms, covenants and provisions contained herein.

          32.  JURISDICTION AND SERVICE OF PROCESS.
               -----------------------------------

          The parties hereto agree to submit to personal jurisdiction in the State of New York in any action or proceeding arising out of this Agreement and, in furtherance of such agreement, the parties hereby agree and consent that without limiting other methods of obtaining jurisdiction, personal jurisdiction over the parties in any such action or proceeding may be obtained within or without the jurisdiction of any court located in New York and that any process or notice of motion or other application to any such court in connection with any such action or proceeding may be served upon the parties by registered or certified mail to or by personal service at the last known address of the parties, whether such address be within or without the jurisdiction of any such court.

          33.  WAIVER OF TRIAL BY JURY.
               -----------------------

          SELLER AND PURCHASER HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH, OUT OF OR OTHERWISE RELATING TO THIS AGREEMENT. THE PROVISIONS OF THIS SECTION 33 SHALL SURVIVE THE CLOSING OR THE TERMINATION HEREOF.
        ----------

          34.  AMENDMENT OF ZONING LOT DEVELOPMENT AGREEMENT.
               ---------------------------------------------

               (a) Purchaser acknowledges that it has received and reviewed a copy of the Zoning Lot Development Agreement dated August 13, 1998 between Seller and 485 Fifth Avenue, LLC (the "ZLDA") and has been advised that Seller
                                       ----
is presently negotiating certain amendments to the ZLDA and has been advised by Seller that negotiations are currently being conducted by Seller with respect to certain amendments to the ZLDA.

          Purchaser agrees that, prior to and following the Closing, Seller may enter into an amendment to the ZLDA, such amendment to be in form and substance identical to the First Amendment to Zoning Lot Development Agreement annexed hereto as Exhibit 7 (the "Proposed Amendment"). Purchaser further agrees that
                          ------------------
Seller may make and agree to such
changes to the Proposed Amendment, provided that same does not adversely affect the rights of Purchaser, as owner of the Building, other than to a de minimis
                                                                   ----------
degree. beyond those set forth in the Proposed Amendment. In furtherance of the foregoing, Seller is hereby irrevocably appointed the attorney-in-fact of Purchaser in its name and stead to make all appropriate transfers and deliveries in accordance with the terms hereof and, for that purpose, Seller may execute any and all necessary documents reasonably required in connection with the amendment of the ZLDA and may substitute one or more persons with like power, Purchaser hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. The powers herein granted are coupled with an interest and are irrevocable. The appointment of Seller as Purchaser's attorney-in-fact shall only apply in connection with the amendment of the ZLDA as contemplated hereby.

          The parties hereto agree that Seller shall have the exclusive right to amend the ZLDA within the parameters set forth above and undertake, conduct and control, through counsel of its own choosing and at its own expense, the prosecution, settlement or defense of any litigation (including but not limited to an action for declaratory judgment) in connection with the amendment of the ZLDA, and Purchaser shall cooperate with it in connection therewith, provided same does not result in any cost or liability to Purchaser that Seller does not reimburse upon demand. Purchaser shall cooperate fully in all aspects of any investigation, defense, pretrial activities, trial, compromise, settlement or discharge of any such litigation, provided same does not result in any cost or liability to Purchaser that Seller does not reimburse upon demand. Purchaser further acknowledges and agrees that Purchaser shall not have the right to amend or modify the ZLDA or to settle or otherwise participate in any action commenced by Seller pursuant to the terms of this Section or to settle any action commenced against Purchaser with respect to the amendment of the ZLDA as contemplated hereby.

               (b) NorthStar Capital Investment Corp. agrees to indemnify and hold Purchaser harmless from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys' fees, court costs and disbursements) arising from the amendment of the ZLDA as contemplated hereby, it being agreed to by the parties hereto that such indemnification obligation shall terminate upon the execution and recording of an Amendment to ZLDA.

               (c) It is the intent of the parties hereto that the provisions of this Section shall "run with the land" and at closing the Parties shall execute a memo, in recordable form, setting forth the substance of this Section (the "ZLDA Memo"). Upon amendment of the ZLDA by Seller as provided for herein,
      ---------
Seller shall deliver and cause to be recorded, at its sole cost and expense, such documentation as may reasonable be required to terminate the ZLDA Memo.

               (d) Seller agrees that, to the extent the execution and/or recording of the ZLDA Memo or the amendment to the ZLDA require the consent of Lender, Seller shall be responsible for obtaining same at Seller's sole cost and expense.

               (e) It is expressly understood that in no event shall Seller be required to enter into an amendment to the ZLDA.

               (f)  The provisions of this Section 34 shall survive the Closing.
                                           ----------

          35.  "CHECK CASHING" LITIGATION
               --------------------------

               (a) Purchaser acknowledges that it has received and reviewed a copy of the Summons and Verified Complaint dated as of December 6, 1999 in the action captioned "5 East 41 Check Cashing Corp., Plaintiff, against NorthStar
                  -----------------------------------------------------------
485 5th Holding LLC and E-Z Eating 41 Corp. d/b/a Burger King, Defendants"
-------------------------------------------------------------------------
commenced in the Supreme Court of the State of New York -County of New York, under Index No. 12458/99 (the "Check Cashing Litigation") in connection with a
                               ------------------------
dispute with respect to certain space (the "Disputed Space") at the Property and
                                            --------------
has been advised by Seller that settlement negotiations are currently being conducted by Seller and the other parties to the Check Cashing Litigation.

          Purchaser agrees that, prior to and following the Closing, Seller may settle the Check Cashing Litigation upon such terms and conditions that it deems acceptable in its sole and absolute discretion, provided that any such settlement shall not, except as expressly permitted by the next sentence, modify the rental payments due from either 5 East 41 Check Cashing Corp. or E-Z Eating 41 Corp. under their respective leases or the term under either the lease entered into with 5 East 41 Check Cashing Corp. (the "Check Cashing Lease") or
                                                      -------------------
the lease entered into with E-Z Eating 41 Corp. (the "Burger King Lease"), or
                                                      -----------------
result in any loss or liability to Purchaser, or otherwise adversely affect Landlord's rights following the Closing or increase Landlord's obligations following the Closing under either the Check Cashing Lease or the Burger King Lease, without the prior written consent of Purchaser, which consent may be granted or withheld in Purchaser's sole discretion. Notwithstanding the foregoing, Purchaser agrees that any settlement of the Check Cashing Litigation entered into by Seller may provide for a reduction of the portion of the Premises demised to Check Cashing by releasing the Disputed Space from such demised portion of the Premises, as well as an extension of the Check Cashing Lease at the expiration of its initial term for an additional term of up to ten
(10) years at a rate of rent no less than $65.84 per square foot for the period commencing on February 1, 2006 to and including January 31, 2007, with annual increases thereafter throughout such additional term, each such annual increase to be in an amount no less than $2.50 per square foot, and consents thereto. In furtherance of the foregoing, Seller will do, execute, acknowledge and deliver all and every such further acts, leases (including modifications and amendments to existing leases) and other documents as may be reasonably required and for carrying out the intentions of this Section. Seller is hereby irrevocably appointed the attorney-in-fact of Purchaser in its name and stead to execute, acknowledge and deliver all such documents and, for that purpose, Seller may execute any and all necessary documents reasonably required in connection with any amendment, modification or extension of the Check Cashing Lease within the parameters set forth above and may substitute one or more persons with like power, Purchaser hereby ratifying and confirming all that said attorneys or such substitute or substitutes shall lawfully do by virtue hereof. The powers herein granted are coupled with an interest and are irrevocable. The appointment of Seller as Purchaser's attorney-in-fact shall only apply in connection with the extension of the Check Cashing Lease as contemplated hereby.

               (b) NorthStar Capital Investment Corp. agrees to indemnify and hold Purchaser harmless from and against any and all claims, demands, causes of action, losses, costs and expenses (including reasonable attorneys' fees, court costs and disbursements) arising from any claim made by either 5 East 41 Check Cashing Corp. or E-Z Eating 41 Corp. arising out of the subject matter of the Check Cashing Litigation.

          In consideration of such indemnification, the parties hereto agree that Seller shall have the exclusive right to undertake, conduct and control, through counsel of its own choosing and at its own expense, the prosecution, settlement or defense of the Check Cashing Litigation, and Purchaser shall cooperate with it in connection therewith, provided same does not result in any cost or liability to Purchaser. Purchaser shall, at Seller's sole cost and expense, cooperate fully in all aspects of any investigation, defense, pretrial activities, trial, compromise, settlement or discharge of any claim in respect of the Check Cashing Litigation. Purchaser further acknowledges and agrees that Purchaser shall not have the right to settle or otherwise participate in the Check Cashing Action.

               (c) In the event that the Check Cashing Litigation is not settled on or before the ninetieth (90/th/) day after the Closing Date (the "Cut-Off Date"), Seller shall reimburse Purchaser for any failure of 5 East
 ------------
41/st/ Check Cashing Corp. to pay rent due under the Check Cashing Lease from and after the Cut-Off Date within ten (120) days after notice by Purchaser that 5 East 41/st/ Check Cashing Corp. has failed to pay the rent due and payable for the applicable period.

               (d)  The provisions of this Section 35 shall survive the Closing.
                                           ----------

          36.  MISCELLANEOUS; DEFINITIONS.
               --------------------------

               (a) Whenever in this Agreement it is provided that Purchaser's successors and/or transferees and/or assignees shall have any rights or obligations, such phrase shall be deemed to include all designees of Purchaser as well as all of the transferees, successors and assigns of Purchaser and such designees.

               (b) This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and together constitute one and the same instrument.

               (c) Any consent or approval to be given hereunder (whether by Seller or Purchaser) shall not be effective unless the same shall be given in advance of the taking of the action for which consent or approval is requested and shall be in writing. Except as otherwise expressly provided herein, any consent or approval requested of Seller or Purchaser may be withheld by Seller or Purchaser in its sole and absolute discretion.

               (d) Capitalized terms used in this Agreement shall have the meanings set forth in the Section of this Agreement referred to below:

          "Affiliate" shall mean any Person which, directly or indirectly
           ---------
  through one or more intermediaries, controls and wholly owns, is controlled and wholly-owned by, or is under common control with and wholly-owned by, such Person first mentioned;

          "Agreement" shall have the meaning given to such term in the Preamble
           ---------
  hereof;

          "Apportionment Date" shall have the meaning given to such term in
           ------------------
  Section 5(a) hereof;

          "Assumed Debt" shall have the meaning given to such term in Section
           ------------
  2(e) hereof;

          "Assumed Debt Credit" shall have the meaning given to such term in
           -------------------
  Section 2(e) hereof;

          "Assumed Debt Documents" shall have the meaning given to such term in
           ----------------------
  Section 2(e) hereof;

          "Broker" shall have the meaning given to such term in Section 13(a)
           ------
  hereof;

          "Building" shall have the meaning given to such term in the Recitals
           --------
  hereof;

          "Burger King Lease" shall have the meaning given to such term in
           -----------------
  Section 35 hereof;

          "Check Cashing Lease" shall have the meaning given to such term in
           -------------------
  Section 35 hereof;

          "Check Cashing Litigation" shall have the meaning given to such term
           ------------------------
  in Section 35 hereof;

          "Closing" shall have the meaning given to such term in Section 17(a)
           -------
  hereof;

          "Closing Date" shall have the meaning given to such term in Section
           ------------
  17(a) hereof;

          "Collection Period" shall have the meaning given to such term in
           -----------------
  Section 5(b)(ii) hereof;

          "Commitment" shall have the meaning given to such term in Section
           ----------
  4(a)(i) hereof;

          "Control" (including the correlative meaning of the terms "controlled
           -------
  by" and "under common control with") means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of an entity, whether through the ownership of voting securities, by contract or otherwise;

          "Contracts" shall have the meaning given to such term in Section 1(a)
           ---------
  hereof;

          "Damages" shall have the meaning given to such term in Section 10(b)
           -------
  hereof;

          "Deposit" shall have the meaning given to such term in Section 2(a)
           -------
  hereof;

          "Disputed Space" shall have the meaning given to such term in Section
           --------------
  35 hereof;

          "Due Diligence" shall have the meaning given to such term in Section
           -------------
  7(d) hereof;

          "Employment Agreements" shall have the meaning given to such term in
           ---------------------
  Section 10(b)(xii) hereof;

          "Engineering Reports" means all reports with respect to the structural
           -------------------
  or mechanical components of the located at any Property.

          "Environmental Law" means the following: (i) any federal, state or local law, statute, ordinance, rule, regulation, guideline, code, license, permit, authorization, approval, consent, legal doctrine, order, judgment, decree, injunction, requirement or agreement with any governmental entity, relating to (x) the protection, preservation or restoration of the environment (including, without limitation, air, water, vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), or to human health or safety, or (y) the exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of Hazardous Materials. The term Environmental Law includes, without limitation, (i) the federal Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act, the federal Water Pollution Control Act of 1972, the federal Clean Air Act, the federal Clean Water Act, the federal Resource Conservation and Recovery Act of 1976 (including the Hazardous and Solid Waste Amendments thereto), the federal Solid Waste Disposal Act and the federal Toxic Substances Control Act, the Federal Insecticide, Fungicide and Rodenticide Act, the Atomic Energy Act, the Nuclear Waste Policy Act of 1982, the federal Occupational Safety and Health Act of 1970, and regulations promulgated thereunder, each as amended and as now in effect, and (ii) any common law or equitable doctrine (including, without limitation, injunctive relief and tort doctrines such as negligence, nuisance, trespass and strict liability) that may impose liability or obligations for injuries or damages due to, or threatened as a result of, the presence of or exposure to any Hazardous Materials.

          "Environmental Reports" means all reports with respect to inspections
           ---------------------
made to discover Hazardous Materials, if any, at the Property.

          "Escrow Agent" shall have the meaning given to such term in Section
           ------------
2(a) hereof;


          "Escrow Account" shall have the meaning given to such term in Section
           --------------
2(a) hereof;


          "Exculpated Parties" shall have the meaning given to such term in
           ------------------
Section 9(a) hereof;

          "Final Closing Statement" shall have the meaning given to such term in
           -----------------------
Section 5(n) hereof;

          "FIRPTA" shall have the meaning given to such term in Section 20
           ------
hereof;

          "IRS" means the Internal Revenue Service.
           ---

          "Hazardous Materials" means any substance presently defined,
           -------------------
designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Materials includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance or petroleum or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl, and any and all of the following, including mixtures thereof: any hazardous substance, pollutant, contaminant, waste, by-product or constituent regulated under the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. Section 9601 et seq.; oil and petroleum products and natural gas, natural gas liquids, liquefied natural gas and synthetic gas usable for fuel; pesticides regulated under the Federal Insecticide, Fungicide, and Rodenticide Act, 7 U.S.C. Section 136 et seq.; asbestos and asbestos-containing materials, PCBs and other substances regulated under the federal Solid Waste Disposal Act and the federal Toxic Substances Control Act, 15 U.S.C. Section 2601 et seq.; source material, special nuclear material, by-product material and any other radioactive materials or radioactive wastes, however produced, regulated under the Atomic Energy Act or the Nuclear Waste Policy Act of 1982; chemicals subject to the OSHA Hazard Communication Standard, 29 C.F.R. (S)(S)1910.1200 et seq.; and industrial process and pollution control wastes, whether or not hazardous within the meaning of the Resource Conservation and Recovery Act, 42 U.S.C. Section 6901 et seq.

          "known to" or "knowledge of" or similar terms mean, the actual
           --------      ------------
knowledge of David G. King, Jr., Gregory Peck, Laurie Shacter and Chris Edwards (the "Seller Knowledge Individuals") after reasonable due inquiry in the
      -----------------------------
ordinary course of business without any specific obligation to conduct their own due diligence of the project files. Without limiting the foregoing, Purchaser acknowledges that the Seller Knowledge Individuals have not performed and are not obligated to perform any investigation or review of any files or other information in the possession of Seller, or to make any inquiry of any persons other than in the ordinary course of business without any specific obligation to conduct their own due diligence of the project files, or to take any other actions in connection with the representations and warranties of Seller set forth in this Agreement. Neither the actual, present, conscious knowledge of any other individual or entity, nor the constructive knowledge of the Seller Knowledge Individuals or of any other individual or entity, shall be imputed to the Seller Knowledge Individuals. Seller represents that the Seller Knowledge Individuals are the parties employed by or on behalf of Seller who, in the ordinary course, would be reasonably expected to be most familiar with the operation of the Property.

          "Hilfiger Lease" shall have the meaning given to such term in Section
           --------------
5(b)(i) hereof;

          "Hilfiger Violation" shall have the meaning given to such term in
           ------------------
Section 3(h) hereof;

          "Land" shall have the meaning given to such term in the Recitals
           ----
hereof;

          "Leases" shall have the meaning given to such term in Section 1(a)
           ------
hereof;

          "Lender" shall have the meaning given to such term in Section 2(d)
           ------
hereof;

          "Liens" shall have the meaning given to such term in Section 4(c)
           -----
hereof;

          "Major Tenants" shall have the meaning given to such term in Section
           -------------
16(a) hereof;

          "Mortgage" shall have the meaning given to such term in Section 2(e)
           --------
hereof;

          "New Closing Notice" shall have the meaning given to such term in
           ------------------
Section 4(d) hereof;

          "New Seller Violation" shall have the meaning given to such term in
           --------------------
Section 3(h) hereof;

          "Non-Objectionable Encumbrances" shall have the meaning given to such
           ------------------------------
term in Section 4(a)(iv) hereof;

          "Note" shall have the meaning given to such term in Section 2(e)
           ----
hereof;

          "Notices" shall have the meaning given to such term in Section 18
           -------
hereof;

          "Past Due Rents" shall have the meaning given to such term in Section
           --------------
5(b)(i) hereof;

          "Permitted Encumbrances" shall have the meaning given to such term in
           ----------------------
Section 3 hereof;

          "Permitted Outside Parties"  shall have the meaning given to such term
           -------------------------
in Section 29(a) hereof;

          "Person" shall mean an individual, corporation, partnership, limited
           ------
liability company, joint venture, estate, trust, unincorporated association, any federal, state, county or municipal government or any bureau, department, authority or agency thereof.

          "Personalty" shall have the meaning given to such term in Section 1(a)
           ----------
hereof;

          "Preliminary Closing Statement" shall have the meaning given to such
           -----------------------------
term in Section 5(n) hereof;

          "Premises" shall have the meaning given to such term in the Recitals
           --------
hereof;

          "Proceeding" shall have the meaning given to such term in Section
           ----------
10(b) hereof;

          "Proceeds" shall have the meaning given to such term in Section 10(b)
           --------
hereof;

          "Property" shall have the meaning given to such term in Section 1(a)
           --------
hereof;

          "Property Taxes" shall have the meaning given to such term in Section
           --------------
5(a)(ii) hereof;

          "Proposed Amendment" shall have the meaning given to such term in
           ------------------
Section 34 hereof;

          "Purchase Price" shall have the meaning given to such term in Section
           --------------
2 hereof;

          "Purchaser" shall have the meaning given to such term in the Preamble
           ---------
hereof;

          "Rents" shall have the meaning given to such term in Section 5(a)(i)
           -----
hereof;

          "RET" shall have the meaning given to such term in Section 15(a)
           ---
hereof;

          "Reserves" shall have the meaning given to such term in Section 2(e)
           --------
hereof;

          "RPT" shall have the meaning given to such term in Section 15(a)
           ---
hereof;

          "Seller" shall have the meaning given to such term in the Preamble
           ------
hereof;

          "Scheduled Closing" shall have the meaning given to such term in
Section 17 hereof;

          "Taking" shall have the meaning given to such term in Section 12(a)
           ------
hereof;

          "Tenant Inducement Costs" shall have the meaning given to such term in
           -----------------------
Section 5(k) hereof;

          "Title Company" shall have the meaning given to such term in Section
           -------------
4(a)(i) hereof;

          "Title Cure Notice" shall have the meaning given to such term in
           -----------------
Section 4(a)(iv) hereof;

          "Title Cure Period" shall have the meaning given to such term in
           -----------------
Section 4(a)(iii) hereof;

          "Title Objections" shall have the meaning given to such term in
           ----------------
Section 4(a)(i) hereof;

          "Transferred Security Deposits" shall have the meaning given to such
           -----------------------------
term in Section 16(a)(ix) hereof;

          "Update Exception" shall have the meaning given to such term in
           ----------------
Section 4(a)(ii) hereof;

          "Update Objection Date" shall have the meaning given to such term in
           ---------------------
Section 4(a)(ii) hereof;

          "Utilities" shall have the meaning given to such term in Section
           ---------
5(a)(iii) hereof; and

          "1999/2000 Tax Year" shall have the meaning given to such term in
           ------------------
Section 14 hereof.

          "Violation" shall have the meaning given to such term in Section 3(h)
           ---------
hereof;

          "ZLDA" shall have the meaning given to such term in Section 34 hereof;
           ----

          "ZLDA Memo" shall have the meaning given to such term in Section 34
           ---------
hereof;

          Wherever it is provided in this Agreement that a party "may" perform an act or do anything, it shall be construed that party "may, but shall not be obligated to," so perform or so do. The following words and phrases shall be construed as follows: (i) "at any time" shall be construed as "at any time or from time to time"; (ii) "any" shall be construed as "any and all"; (iii) "including" shall be construed as "including but not limited to"; (iv) "will" and "shall" shall each be construed as mandatory and (v) "withhold" (or "withheld") shall be construed as "withhold (withheld), condition(ed) or delay(ed)." Any time any reference is made to reasonable approval or consent, such phrase shall be construed as including a restriction against any unreasonable delay or condition relating to the giving of such approval or consent. Except as otherwise specifically indicated, all references to Article or Section numbers or letters shall refer to Articles and Sections of this Agreement and all references to Exhibits or Appendices shall refer to the Exhibits and Appendices attached to this Agreement. Words such as "herein," "hereinafter," "hereof," "hereto" and "hereunder," when used with reference to this Agreement, refer to this Agreement as a whole and not to any particular Section or subsection, unless the context otherwise requires. Forms of words in the singular, plural, masculine, feminine or neuter shall be construed to include the other forms as the context may require. Captions and the index are used in this Agreement for convenience only and shall not be used to construe the meaning of any part of this Agreement.


                            [SIGNATURE PAGE FOLLOWS]

          IN WITNESS WHEREOF, Seller and Purchaser have caused this Agreement to be executed the day and year first above written.


                              SELLER:
                              -------

                              NORTHSTAR 485 5TH HOLDING LLC


                              By:  /s/ David G. King
                                  -----------------------------
                                  Name:  David G. King
                                  Title: Vice-President



                              PURCHASER:
                              ----------

                              TOMMY HILFIGER U.S.A., Inc.


                              By:  /s/ Steven R. Gursky
                                  -----------------------------
                                  Name:  Steven R. Gursky
                                  Title: Secretary

BY ITS EXECUTION BELOW, THE
UNDERSIGNED AGREES TO BE BOUND
BY THE PROVISIONS OF SECTIONS 8(c), 8(d),
34(b) and 35(b) HEREOF:

NorthStar Capital Investment Corp.

By: /s/ David G. King
   --------------------------
   Name:  David G. King
   Title: Vice-President